SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

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DIAMETRICS MEDICAL, INC.
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DIAMETRICS MEDICAL, INC.
2658 Patton Road
Roseville, Minnesota 55113

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
May 23, 2001

TO THE SHAREHOLDERS OF DIAMETRICS MEDICAL, INC.:

          Notice is hereby given that the Annual Meeting of Shareholders of Diametrics Medical, Inc. (the “Company”) will be held at 3:30 p.m. on Wednesday, May 23, 2001, at the Minneapolis Marriot City Center, 30 South Seventh Street, Minneapolis, Minnesota, for the following purposes:

(1)	To elect three members to the Board of Directors to serve for a term beginning May 23, 2001 and until their terms expire and until their successors are elected and qualified.

(2)
To approve an amendment to the Company’s Amended and Restated Articles of Incorporation to (i) increase the number of authorized shares of all classes of stock from 40,000,000 to 50,000,000, and (ii) to increase the number of authorized shares of Common Stock, par value $.01 per share, from 35,000,000 to 45,000,000.

(3)	To approve an amendment to the Company’s 1990 Stock Option Plan to increase the number of shares authorized for issuance under such plan.

(4)	To approve an amendment to the Company’s 1993 Directors’ Stock Option Plan to increase the number of shares authorized for issuance under such plan.

(5)	To approve an amendment to the Company’s 1995 Employee Stock Purchase Plan to increase the number of shares authorized for issuance under such plan.

(6)	To consider and act upon such other matters as may properly come before the meeting or any adjournment thereof.

          The Board of Directors has fixed the close of business on April 4, 2001 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting or any adjournment thereof. A copy of the Company’s Annual Report is included with this mailing, which is being first made available on approximately the date shown below.

          We encourage you to take part in the affairs of your Company either in person or by executing and returning the enclosed proxy.

By Order of the Board of Directors,

/s/ Kenneth L. Cutler
Kenneth L. Cutler
Secretary

Dated: April 24, 2001

WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU LATER DESIRE TO REVOKE YOUR PROXY, YOU MAY DO SO AT ANY TIME BEFORE IT IS EXERCISED.

DIAMETRICS MEDICAL, INC.
2658 Patton Road
Roseville, Minnesota 55113

PROXY STATEMENT
FOR
ANNUAL MEETING OF SHAREHOLDERS
May 23, 2001

          This Proxy Statement is furnished in connection with the solicitation of the enclosed proxy by the Board of Directors of Diametrics Medical, Inc. (the “Company”) for use at the Annual Meeting of Shareholders to be held on Wednesday, May 23, 2001, at the Minneapolis Marriot City Center, 30 South Seventh Street, Minneapolis, Minnesota at 3:30 p.m., Minneapolis time, and at any adjournment thereof, for the purposes set forth in the Notice of Annual Meeting of Shareholders. This Proxy Statement and the form of proxy enclosed are being mailed to shareholders commencing on or about April 24, 2001.

          All holders of the Common Stock, $.01 par value per share (the “Common Stock”), whose names appear of record on the Company’s books at the close of business on April 4, 2001 will be entitled to vote at the Annual Meeting or any adjournment thereof. At the close of business on April 4, 2001, a total of 26,734,525 shares of Common Stock were outstanding, each share being entitled to one vote. The holders of a majority of the Common Stock entitled to vote shall constitute a quorum for the transaction of business at the Annual Meeting. If such quorum shall not be present or represented at the Annual Meeting, the shareholders present or represented at the Annual Meeting may adjourn the Annual Meeting from time to time without notice other than announcement at the Annual Meeting until a quorum shall be present or represented. Officers, directors and regular employees of the Company, who will receive no extra compensation for their services, may solicit proxies by telephone or in person. Expenses in connection with the solicitation of proxies will be paid by the Company.

          If the enclosed proxy is properly executed and returned, and if a shareholder specifies a choice on the proxy, shares of the Common Stock represented by the proxy will be voted in the manner directed by the shareholder. If the proxy is signed and returned but no direction is made, the proxy will be voted FOR the election of the nominees for director named in this Proxy Statement, FOR the amendment to the Company’s Amended and Restated Articles of Incorporation, FOR the amendment of the Company’s 1990 Stock Option Plan, FOR the amendment of the Company’s 1993 Directors’ Stock Option Plan, and FOR the amendment of the Company’s 1995 Employee Stock Purchase Plan. Shares voted as abstentions on any matter will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum at the meeting and as unvoted, although present and entitled to vote, for purposes of determining the approval of each matter as to which the shareholder has abstained. If a broker submits a proxy which indicates that the broker does not have discretionary authority as to certain shares to vote on one or more matters, those shares will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum at the meeting, but will not be considered as present and entitled to vote with respect to such matters. Proxies may be revoked at any time before being exercised by delivery to the Secretary of the Company of a written notice of termination of the proxies’ authority or a duly executed proxy bearing a later date. Any proxy also may be revoked by the shareholder attending the Annual Meeting and voting in person. A notice of revocation need not be on any specific form.

          The Company did not receive written notice of any stockholder proposal prior to February 16, 2001 as required by the Company’s Bylaws and, as of the date of this Proxy Statement, the Board of Directors of the Company knows of no business that will be presented for consideration at the Annual Meeting other than the matters described in the Notice of Annual Meeting of Shareholders mailed together with this Proxy Statement. If any other matters are properly brought before the Annual Meeting, the persons named in the enclosed form of proxy will vote on such matters in accordance with their best judgment. The enclosed proxy card confers discretionary authority to vote with respect to matters not properly presented by a shareholder in accordance with the Company’s Bylaws.

          A copy of the Company’s Annual Report for the year ended December 31, 2000 is being furnished to each shareholder with this Proxy Statement.

PROPOSAL ONE:
ELECTION OF DIRECTORS

          The Company’s Articles of Incorporation provide for a “classified board” of directors. The number of members of the Board of Directors is currently set at seven, and the directors are divided into three classes comprised as follows: (i) Gerald L. Cohn and Mark B. Knudson, Ph.D., whose terms expire at the Annual Meeting; (ii) David T. Giddings and André de Bruin, whose terms expire at the annual meeting in 2002; and (iii) Roy S. Johnson, Hans-Guenter Hohmann and Carl S. Goldfischer, M.D., whose terms expire at the annual meeting in 2003 (or, in all cases, when their respective successors are elected and qualified). The Board has nominated Mr. Cohn and Dr. Knudson for reelection to the Board of Directors at the Annual Meeting for terms expiring at the annual meeting in 2004. Additionally, Dr. Goldfischer was elected by the Board to fill the vacancy left by the resignation of David Milligan, who had been elected last year by the shareholders for a term expiring at the annual meeting in 2003. In accordance with the Company’s Bylaws, the shareholders are requested to approve the election of Dr. Goldfischer for a term expiring at the annual meeting in 2003. The nominees have indicated a willingness to serve, but in case a nominee is not a candidate at the meeting, for reasons not now known to the Company, the proxies named in the enclosed form of proxy may vote for a substitute nominee in their discretion. The other directors of the Company will continue in office for their existing terms. The affirmative vote of a majority of the shares of Common Stock represented at the meeting is required for the election of the nominees for director.

          Certain biographical information furnished by the Company’s current directors and nominees for director is presented below.

Name	Age	Position
David T. Giddings (1)	57	President, Chief Executive Officer and Chairman of the Board
Gerald L. Cohn (2)(3)	72	Director
André de Bruin (1)(3)	54	Director
Hans-Guenter Hohmann (2)	58	Director
Roy S. Johnson (1)	48	Executive Vice President and President and Managing Director of Diametrics Medical, Ltd., and Director
Mark B. Knudson, Ph.D. (2)	52	Director
Carl S. Goldfischer, M.D. (3)	42	Director

(1)	Member of the Nominating Committee of the Board of Directors.

(2)	Member of the Compensation Committee of the Board of Directors.

(3)	Member of the Audit Committee of the Board of Directors.

          Mr. Giddings was appointed Chairman of the Board of Directors, President and Chief Executive Officer of the Company in April 1996. Mr. Giddings was formerly President and Chief Operating Officer of the United States operations of Boehringer Mannheim Corporation (“BMC”), a U.S. subsidiary of Corange Limited, a private global healthcare corporation. He joined BMC in 1992 after a 26 year career with Eastman Kodak Company (“Kodak”), where he held a number of senior management positions, including General Manager and Vice President of Marketing and Sales, clinical products division. He also served as Vice President and General Manager of Kodak’s imaging information system group and of its printing and publishing division. Mr. Giddings is a director of Centra Systems, a private life sciences company.

          Mr. Cohn has been a director of the Company since June 1996 and has been a private investor and consultant since 1991. Mr. Cohn is a consultant to, and a director of, DVI, Inc., a healthcare finance company, and also a director of Niagara Corporation, a steel manufacturing company, Reliant Pharmaceuticals, a pharmaceutical products company, and Syrrx, Inc., a biotechnology company. Although Mr. Cohn has been a director of the Company since 1996, Mr. Cohn also serves on the Board of Directors of the Company as a representative of BCC Acquisition II LLC. Pursuant to a Common Stock Purchase Agreement dated June 30, 1998 among the Company, BCC Acquisition II LLC and certain other persons, the Company agreed to appoint two representatives of BCC Acquisition II LLC to serve as members of the Board of Directors, and to use its reasonable best efforts to ensure that the two representatives will be included as nominees of the Board of Directors and elected to serve on the Board of Directors so long as BCC Acquisition II LLC and the other investors (or their assignees) collectively own at least 5% of the Company’s outstanding voting securities or at least 75% of the number of shares issued under the Common Stock Purchase Agreement. BCC Acquisition II LLC nominated Dr. Goldfischer and Mr. Cohn as their representatives. Mr. Cohn is (1) a manager of Bay City Capital Management LLC, the general partner of The Bay City Capital Fund I, L.P., which is the managing member of BCC Acquisition II LLC, and (2) a manager of Bay City Capital LLC, which provides investment advice to The Bay City Capital Fund I, L.P.

          Mr. de Bruin has been a director of the Company since June 1996. He was appointed President and Chief Executive Officer of Quidel Corporation (“Quidel”) in June 1998. Prior to that, Mr. de Bruin was Chairman, President and Chief Executive Officer of Somatogen, Inc. (“Somatogen”), a publicly held biotechnology company which he joined in 1994. Immediately prior to joining Somatogen, he was Chairman, President and Chief Executive Officer of Boehringer Mannheim Corporation. Mr. de Bruin is also a director of Quidel and Metabolex, Inc., a private company founded to develop therapeutics for diabetes and related metabolic diseases.

          Mr. Hohmann has been a director of the Company since August 1999. Since November 1999, he has been Managing Director of Agilent Technologies, GmbH, and from November 1999 to May 2000 he was General Manager of the Point-of-Care Diagnostics Division of Agilent Technologies, Inc. (“Agilent”). Agilent is the new company formed by the realignment of the Hewlett-Packard Company (“HP”), and is a leading provider of test and measurement solutions and communications components. Mr. Hohmann’s career at HP and Agilent has spanned 33 years, where he has held a variety of management and engineering positions. From 1996 to November 1999, Mr. Hohmann was general manager of the Patient Monitoring Division within HP’s Healthcare Solutions Group. From 1989 to 1996, he was general manager of HP’s Chemical Analysis Group-Europe. Other positions included: R&D manager of the Boeblingen, Germany Medical Division, engineering manager of the Medical Products Group and division manager of the Waldbronn Analytical Division. Mr. Hohmann serves on the Board of Directors as a representative of Agilent pursuant to a Common Stock Purchase Agreement dated June 6, 1999, between the Company and HP, signed concurrently with a Distribution Agreement between the two companies. HP assigned both agreements to Agilent in November 1999, making Agilent the exclusive global distributor of the Company’s Trendcare® continuous blood gas monitoring systems and the IRMA® SL point-of-care blood analysis system.

          Mr. Johnson has been a director since he joined the Company in November 1996 as Executive Vice President, and President and Managing Director of Diametrics Medical, Ltd. (“DML”), a subsidiary of the Company established in conjunction with the acquisition in November 1996 of Biomedical Sensors, Ltd. (“BSL”). DML markets a line of indwelling monitoring systems for continuous blood and tissue assessment of critically ill patients. Beginning in 1977, Mr. Johnson served in a number of management positions for the predecessors of the BSL business, most recently as President and Chief Executive Officer while it was a subsidiary of Orange Medical Instruments, Inc. and later when it was an operating unit of Pfizer Inc. Mr. Johnson started his career in 1974 with Burroughs Wellcome (“Burroughs”) in pharmaceutical production management and was the head of manufacturing in Burroughs’ Sydney, Australia subsidiary.

           Dr. Knudson has been a director of the Company since March 1990. Dr. Knudson is Chairman and Chief Executive Officer of Venturi Group, LLC, a venture capital medical device incubator, and President and Chief Executive Officer of Pi Medical, Inc., a private company developing products for the treatment of sleep disordered breathing. Since November 1996, Dr. Knudson has been the Chairman and founder of HeartStent Corp., a private company developing products for coronary revascularization. Dr. Knudson is a Partner of Medical Innovation Partners (“MIP”) and a General Partner of Medical Innovation Partners II (“MIP II”), each a private investment partnership active in the formation, management, financing and development of start-up medical technology and service companies.

          Dr. Goldfischer has been a director of the Company since November 2000, at which time he was elected by the Board of Directors to fill the vacancy left by the resignation of David Milligan. Dr. Goldfischer is a private investor and a limited partner in Bay City Capital LLC of San Francisco, CA. Dr. Goldfischer served as chief financial officer of ImClone Systems, Inc., a biopharmaceutical company, from 1996 to 2000. Prior to that, he was a healthcare analyst with the Reliance Insurance Company. From 1991 to 1994, he was director of research for D. Blech & Co., an investment banking firm. Dr. Goldfischer currently serves as a director for Immulogic Pharmaceutical Corp. and NeoRx Corp. Dr. Goldfischer serves on the Board of Directors of the Company as a representative of BCC Acquisition II LLC. Pursuant to a Common Stock Purchase Agreement dated June 30, 1998 among the Company, BCC Acquisition II LLC and certain other persons, the Company agreed to appoint two representatives of BCC Acquisition II LLC to serve as members of the Board of Directors, and to use its reasonable efforts to ensure that the two representatives will be included as nominees of the Board of Directors and elected to serve on the Board of Directors for so long as BCC Acquisition II LLC and the other investors (or their assignees) collectively own at least 5% of the Company’s outstanding voting securities or at least 75% of the number of shares issued under the Common Stock Purchase Agreement. BCC Acquisition II LLC nominated Dr. Goldfischer and Mr. Cohn (who had already been a director of the Company since 1996) as their current representatives.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF MR. COHN, DR. KNUDSON AND DR. GOLDFISCHER AS DIRECTORS OF THE COMPANY.

Meetings and Committees of the Board of Directors

          During the year ended December 31, 2000, the Board of Directors held five meetings. All incumbent directors attended at least 75% of the aggregate of those meetings of the Board and committees of which they were members that were held while they were serving on the Board or on such committees. The Company’s Board and committees also act from time to time by holding telephonic meetings or by written consent in lieu of meetings.

          The Board of Directors has a Compensation Committee which consists of Dr. Knudson, Mr. Cohn and Mr. Hohmann. The Compensation Committee held one meeting during the year ended December 31, 2000. The Compensation Committee of the Board of Directors makes recommendations concerning executive salaries and incentive compensation for employees of the Company, subject to ratification by the full Board, and administers the Company’s 1990 Stock Option Plan (the “Stock Option Plan”).

          The Board of Directors of the Company has an Audit Committee which consists of Mr. Cohn, Mr. de Bruin and Dr. Goldfischer. David Milligan was a member of the Audit Committee until his resignation in November 2000. The Audit Committee held two meetings during the year ended December 31, 2000. The Audit Committee reviews the results and scope of the audit and other services provided by the Company’s independent certified public accountants, as well as the Company’s accounting principles and its system of internal controls, reports the results of their review to the full Board and to management and recommends to the full Board that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission.

          The Board of Directors of the Company has a Nominating Committee which consists of Messrs. Giddings, de Bruin and Johnson. The Nominating Committee held one meeting during the year ended December 31, 2000. The Nominating Committee of the Board of Directors makes recommendations concerning members of the Board of Directors.

Compensation of Directors

          Members of the Board of Directors who are not employees of the Company receive an annual retainer of $8,000 and $2,000 per Board meeting attended in person and $500 where the meeting is attended by means of telephonic communication, with the proviso that each non-employee Director shall be compensated for not less than six Board meetings in any 12-month period. In addition, each non-employee member of the Board of Directors of the Company serving on the Compensation Committee, the Audit Committee and the Nominating Committee receives $500 per committee meeting attended. Each non-employee Director may elect, not later than the last day of the Company’s fiscal year, to be granted stock options in lieu of the compensation and fees otherwise payable to such Director for the next fiscal year. Such options shall be granted in quarterly installments on the last day of each fiscal quarter in which such compensation and fees are earned, to be fully exercisable immediately. The number of shares covered by each option shall be determined by dividing the total amount of compensation and fees payable at the end of each quarter by the option value of one share on the date of grant. The option value per share is determined using the Black Scholes option pricing model, and considers the annualized volatility of the Company’s stock price, its annualized risk-free interest rate and the expected life of the options. All Directors are reimbursed for expenses actually incurred in attending meetings of the Board of Directors and its committees.

          Non-employee Directors are eligible to participate in the Company’s 1993 Directors’ Stock Option Plan (the “Directors’ Plan”). The Directors’ Plan, as amended, provides for an automatic grant of nonqualified stock options to purchase 18,000 shares of Common Stock to non-employee Directors of the Company on the date such individuals become directors of the Company (the “Initial Grant”), and an option to purchase 8,000 shares of Common Stock on each subsequent annual shareholder meeting date, subject to certain limitations (a “Subsequent Grant”). Options granted in connection with the Initial Grant vest and become exercisable as to 50% of such shares on the twelve month anniversary of the date of such Initial Grant and 25% at each such successive anniversary date thereafter if the holder remains a director on such dates. Subsequent Grants become exercisable six months subsequent to the date of grant.

EXECUTIVE COMPENSATION

Report of Compensation Committee on Executive Compensation

          Under rules established by the Securities and Exchange Commission, the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company’s Chief Executive Officer and its other executive officers. The disclosure requirements for these individuals include the use of tables and a report explaining the rationale and considerations that led to fundamental executive compensation decisions affecting those individuals. In fulfillment of the report requirement, the Compensation Committee of the Board of Directors (the “Committee”), at the direction of the Board of Directors, has prepared the following report for inclusion in this Proxy Statement.

Overview

          The Committee is responsible for establishing and making certain recommendations to the Board of Directors concerning executive compensation, including annual base salaries, grants of stock options and other benefits. The Committee is composed entirely of independent outside directors of the Company. The Committee annually reviews and evaluates the Company’s corporate performance, compensation levels and equity ownership of its executive officers. The goal of the Committee is to establish compensation policies and programs that will attract and retain highly qualified executives and provide an incentive to such executives to focus on the Company’s long-term strategic goals by aligning their financial interests closely with long-term shareholder interests.

           The Committee intends to make the executive compensation program competitive with the marketplace, with emphasis on compensation in the form of equity ownership, the value of which is contingent on the Company’s long-term market performance. For this purpose, the Committee compares the Company with a selected group of emerging growth companies with similar business characteristics and strategies, and has considered the recommendations of an independent compensation consultant to the Company.

          In evaluating compensation relative to Company performance, the Committee considers specific objective goals, such as the Company’s stock performance, its operating revenues and earnings, and its progress toward profitability. The Committee also ties compensation to performance goals that involve a more subjective element and take into account the achievement of such nonfinancial goals such as the introduction of new products, optimization of manufacturing processes, growing market acceptance of the Company’s products and implementation of the Company’s strategy.

Executive Compensation Program

          The components of the Company’s executive compensation program which are subject to the discretion of the Committee on an individual basis consist primarily of base salaries, bonuses and stock options. The ultimate composition of executive compensation reflects the Company’s goals of attracting and retaining highly qualified personnel and supporting a performance-oriented environment that rewards both corporate and personal performance over the long term.

          Base Salary and Bonus. Annual base salaries and bonuses are established as a result of the Committee’s analysis of each executive officer’s individual performance during the prior year, the overall performance of the Company during the prior year, historical compensation levels within the executive officer group and salary and bonus levels offered by comparable companies.

          Stock Options. In general, stock option grants are used to enhance the competitiveness of compensation packages, to reward exceptional performance and provide incentive for reaching future performance goals. The Stock Option Plan is designed to align a portion of executive and other senior employee compensation with the long-term interests of shareholders. The stock options give the holder the right to purchase shares of the Common Stock over a ten-year period, as shares become vested, at the fair market value per share as of the date the option is granted. In addition to options, the Stock Option Plan permits the granting of several types of stock-based awards, including stock bonuses.

          In determining whether to grant options to an executive officer, the Committee typically considers the individual’s performance as such performance relates to the achievement of Company objectives and any planned change in functional responsibility. Although the stock option position of executive officers generally is reviewed on an annual basis, the Company’s policy is to not grant stock options annually, but to review each individual’s stock option position, at which point the Committee may or may not grant additional options at its discretion. The determination of whether any additional options will be granted to an executive officer is based on a number of factors, including Company performance, individual performance and levels of options granted by the comparable companies referred to above.

Compensation of Chief Executive Officer

          Compensation for the Chief Executive Officer consists of the following components: base salary, incentive bonus and stock options. Mr. Giddings joined the Company in April 1996 as Chief Executive Officer. His 2000 base salary increased to $350,000 from $300,000 in 1999. Mr. Giddings was also paid a cash bonus of $187,085 and was granted an option to purchase 75,000 shares of the Company’s Common Stock in 2000. Mr. Giddings’ incentive cash compensation considers the Company’s 2000 financial performance against established objectives. The Committee believes that stock options granted to Mr. Giddings provide a significant and appropriate tie between overall compensation and the performance of the Company over the long term.

Section 162(m)

          Section 162(m) of the Internal Revenue Code of 1986, as amended, did not affect the deductibility of compensation paid to the Company’s executive officers in 2000 and is not anticipated to affect the deductibility of such compensation expected to be paid in 2001. The Committee will continue to monitor this matter and may propose additional changes to the executive compensation program if warranted.

MARK B. KNUDSON,
GERALD L. COHN and
HANS-GUENTER HOHMANN
The Members of the Compensation Committee

Compensation Committee Interlocks and Insider Participation

          Dr. Knudson, Mr. Cohn and Mr. Hohmann served as members of the Company’s Compensation Committee during 2000.

          Effective March 31, 1998, the Company secured a $1,000,000 receivable backed credit line with DVI Business Credit Corporation. DVI Business Credit Corporation is a business unit of DVI, Inc. (“DVI”), of which Mr. Cohn is a director and consultant. The loan agreement requires the Company’s accounts receivable collections be applied to reduce the loan balance, including advances, interest and fees. All advances under the line of credit bear interest on the unpaid principal amount at a fluctuating rate equal to the Prime Rate plus three percent. Interest is payable monthly in arrears. The loan agreement requires the monthly payment of an annualized unutilized loan fee equal to one half of one percent (0.5%) of the difference between the committed available loan amount and the average outstanding loan balance. The Company has no outstanding balance drawn on the line of credit as of the date of this Proxy Statement.

          Beginning November 26, 1996, the Company entered into three note agreements totaling $1,557,933 with DVI. The loan agreements require principal and interest payments in monthly installments at varying amounts through September 2002, at annual interest rates ranging from 10.1% to 10.95%. Maturity dates of the notes range from December 1, 2001 to September 25, 2002, and all notes are secured by equipment. Additionally, effective January 2001, the Company’s U.K. subsidiary, Diametrics Medical, Ltd., entered into a capital lease agreement with DVI in the amount of 319,500 British pounds sterling. The capital lease agreement requires principal and interest payments in monthly installments through January 2005, at an annual interest rate of 12%. The capital lease agreement is secured by equipment.

          On June 6, 1999, the Company and HP signed an exclusive worldwide Distribution Agreement to market, sell and distribute the Company’s Trendcare® continuous blood-gas monitoring systems and the IRMA® SL point-of-care blood analysis system. Under the terms of the Distribution Agreement, the Company transferred full responsibility for marketing, sales and distribution for these products to HP. The initial term of the Distribution Agreement is three and a half years, with the option for extensions. Concurrently with the execution of the Distribution Agreement, HP agreed to acquire $9.5 million of the Company’s Common Stock at $7.00 per share, with a warrant to purchase 452,381 shares of Common Stock at $8.40 per share. The sale of shares of Common Stock to HP for $9.5 million was completed on June 28, 1999. In addition to HP’s equity investment, the Distribution Agreement also provides for minimum purchase commitments, market development commitments, research and development funding and royalty payments over the term of the agreement.

          Mr. Hohmann is an executive officer of Agilent, a leading provider of test and measurement solutions and communications components, and serves on the Board of Directors of the Company as a representative of Agilent pursuant to the Common Stock Purchase Agreement between the Company and HP. In November 1999, HP assigned the Distribution Agreement, with all its related rights and obligations, and its equity investment with the Company to Agilent. Agilent was formed as a new company and subsidiary of HP in November 1999. HP spun-off its ownership in Agilent to HP shareholders during 2000.

Summary Compensation Table

          The following table sets forth the cash and noncash compensation for each of the last three fiscal years awarded to or earned by the Chief Executive Officer and the other most highly compensated executive officers of the Company whose salary and bonus earned in the fiscal year ended December 31, 2000 exceeded $100,000 for services rendered:

SUMMARY COMPENSATION TABLE

		Annual Compensation		Long-Term Compensation Awards
	Year	Salary	Bonus	Stock Options (Shares)	All Other Compensation
David T. Giddings	2000	$349,039	$187,085	75,000	$ —
President, Chief Executive Officer	1999	300,000	292,000	100,000	—
and Chairman of the Board	1998	300,000	—	—	—

Roy S. Johnson	2000	$173,874	$ 52,782	20,000	$46,424	(1)
Executive Vice President and President	1999	177,169	108,722	30,000	49,675	(1)
and Managing Director of DML	1998	189,000	—	—	48,804	(1)

Laurence L. Betterley	2000	$186,654	$ 68,250	20,000	$ —
Senior Vice President	1999	175,000	94,063	25,000	—
and Chief Financial Officer	1998	175,000	10,500	—	—

James R. Miller(2)	2000	$178,885	$ 48,192	20,000	$ —
Senior Vice President of Sales and	1999	175,000	87,500	25,000	—
Marketing and Commercial Development	1998	175,000	11,813	—	—

(1)	Includes Company pension plan contributions made on Mr. Johnson’s behalf and Company expenses related to Mr. Johnson’s use of a Company automobile.

(2)	Mr. Miller resigned from the Company in February 2001.

Employment Contracts and Change in Control Agreements

          Except as provided below, none of the Company’s executive officers has a written employment agreement. Pursuant to a Severance Pay Agreement dated July 31, 1998 (the “Severance Pay Agreement”), in addition to payment of full base salary, bonus and benefits earned through date of termination, Mr. Giddings will receive a lump-sum cash severance payment equal to three times his full base salary in effect immediately prior to termination, plus the targeted bonus Mr. Giddings would have earned for the year in which termination is effective (assuming for such purpose the achievement of targeted performance), under certain circumstances following a change in control of the Company, as defined in the Severance Pay Agreement, subject to certain tax adjustments. Mr. Giddings’ Severance Pay Agreement is for a three year term and automatically renews for an additional three year term unless earlier canceled in writing. Mr. Giddings’ stock options also will vest immediately in the event of a change in control.

          Similar severance arrangements for the Company’s executive officers, under certain circumstances following a “change in control,” have been established, with lump-sum cash severance payments equal to two times full base salary in effect immediately prior to termination, plus the targeted bonus such executive officers would have earned for the year in which termination is effective (assuming for such purpose the achievement of targeted performance), subject to certain tax adjustments. In addition, severance arrangements have been established for the Company’s executive officers in the event of termination for reasons other than “cause,” providing for the payment of full base salary, bonus and benefits earned through date of termination, as well as the continuation of payment of the full base salary then in effect for an additional twelve month period, plus a pro rata portion of the targeted bonus such executive officer would have earned for the year in which termination is effective (assuming for such purpose the achievement of targeted performance).

          As described below in footnote (1) to the table entitled “Option Grants During Year Ended December 31, 2000,” the exercisability of options granted to named executive officers is accelerated in the event of a “change in control” involving the Company.

Stock Options

          The following table summarizes option grants during the year ended December 31, 2000 to the executive officers named in the “Summary Compensation Table” above:

Option Grants During Year Ended December 31, 2000

Name	Options Granted(1)	% of Total Options Granted to Employees in FY 2000	Exercise Price Per Share(2)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(3)
					5%	10%
David T. Giddings	75,000	26%	$12.00	3/16/10	$566,005	$2,334,368
Roy S. Johnson	20,000	7	12.00	3/16/10	150,935	622,498
Laurence L. Betterley	20,000	7	12.00	3/16/10	150,935	622,498
James R. Miller	20,000	7	12.00	3/16/10	150,935	622,498

(1)
Each option represents the right to purchase one share of Common Stock and all grants were made pursuant to the Stock Option Plan. Stock options were granted to Messrs. Giddings, Johnson, Miller and Betterley in March 2000 and become exercisable with respect to one-quarter of the shares on each of the first four anniversaries of the grant date. To the extent not already exercisable, the options granted to all four individuals become exercisable in the event of a “change in control” (as defined in the stock option agreements) involving the Company.

(2)
The exercise price is equal to the fair market value of the Common Stock on the date of grant in the case of each of such grants. The exercise price may be paid in cash, in shares of Common Stock with a market value as of the date of exercise at least equal to the option price or a combination of cash and shares of Common Stock.

(3)
The compounding assumes a ten year exercise period for all option grants. These amounts represent certain assumed rates of appreciation only. Actual gains, if any, on stock option exercises are dependent on the future performance of the Common Stock and overall stock market conditions. The amounts reflected in this table may not necessarily be achieved.

           The following table summarizes the value realized upon the exercise of options in the year ended December 31, 2000 and the value of all options held at December 31, 2000 by the executive officers named in the “Summary Compensation Table” above:

Aggregate Option Exercises in Year Ended December 31, 2000 and
Aggregate Value of Options Held At December 31, 2000

Name	Shares Acquired on Exercise	Value Realized	Number of Unexercised Options Held at December 31, 2000(1)		Value of Unexercised In-the-Money Options Held at December 31, 2000(2)
			Exercisable	Unexercisable	Exercisable	Unexercisable
David T. Giddings	—	$ —	600,000	175,000	$137,000	$68,125
Roy S. Johnson	—	—	176,250	48,750	208,088	5,513
Laurence L. Betterley	—	—	140,000	55,000	167,781	15,219
James R. Miller	20,000	122,094	129,000	45,000	17,531	4,594

(1)
Each option represents the right to purchase one share of Common Stock and all grants were made pursuant to the Stock Option Plan. To the extent not already exercisable, the options granted to the named executive officers become exercisable in the event of a “change in control” (as defined in the stock option agreements) involving the Company.

(2)	Value based on the difference between the fair market value of the shares of Common Stock at December 31, 2000 ($6.125) and the exercise price of the options.

COMPARATIVE STOCK PERFORMANCE

          The graph below compares the cumulative total shareholder return on the Company’s Common Stock with the cumulative total return of the Nasdaq Stock Market Index and the Nasdaq Medical Devices, Instruments and Supplies Manufacturer Index over the same five year period from December 29, 1995 to December 29, 2000 (assuming the investment in the Common Stock and each index was $100 on December 29, 1995, and that dividends, if any, were reinvested).

Comparison of Cumulative Total Return Since December 29, 1995
Among Diametrics Medical, Inc., The Nasdaq Stock Market Index and
The Nasdaq Medical Devices, Instruments and Supplies Manufacturer Index

	12/29/95	12/31/96	12/31/97	12/31/98	12/31/99	12/29/00
Diametrics Medical, Inc.	$100.00	$90.00	$114.00	$101.00	$176.00	$126.00
Nasdaq Stock Market Index	100.00	123.00	151.00	213.00	395.00	238.00
Nasdaq Medical Devices, Instruments and Supplies Manufacturer Index	100.00	94.00	107.00	120.00	146.00	151.00

CERTAIN TRANSACTIONS

          Effective March 31, 1998, the Company secured a $1,000,000 receivable backed credit line with DVI Business Credit Corporation. DVI Business Credit Corporation is a business unit of DVI, Inc., of which Mr. Cohn is a director and consultant. The loan agreement requires the Company’s accounts receivable collections be applied to reduce the loan balance, including advances, interest and fees. All advances under the line of credit bear interest on the unpaid principal amount at a fluctuating rate equal to the Prime Rate plus three percent. Interest is payable monthly in arrears. The loan agreement requires the monthly payment of an annualized unutilized loan fee equal to one half of one percent (.5%) of the difference between the committed available loan amount and the average outstanding loan balance. The Company has no outstanding balance drawn on the line of credit as of the date of this Proxy Statement.

          Beginning November 26, 1996, the Company entered into three note agreements totaling $1,557,933 with DVI, Inc. The loan agreements require principal and interest payments in monthly installments at varying amounts through September 2002, at annual interest rates ranging from 10.1% to 10.95%. Maturity dates of the notes range from December 1, 2001 to September 25, 2002, and all notes are secured by equipment. Additionally, effective January 2001, the Company’s U.K. subsidiary, Diametrics Medical, Ltd., entered into a capital lease agreement with DVI, Inc. in the amount of 319,500 British pounds sterling. The capital lease agreement requires principal and interest payments in monthly installments through January 2005, at an annual interest rate of 12%. The capital lease agreement is secured by equipment.

          On June 6, 1999, the Company and HP signed an exclusive worldwide Distribution Agreement to market, sell and distribute the Company’s Trendcare® continuous blood-gas monitoring systems and the IRMA® SL point-of-care blood analysis system. Under the terms of the Distribution Agreement, the Company transferred full responsibility for marketing, sales and distribution for these products to HP. The initial term of the Distribution Agreement is three and a half years, with the option for extensions. Concurrently with the execution of the Distribution Agreement, HP agreed to acquire $9.5 million of the Company’s Common Stock at $7.00 per share, with a warrant to purchase 452,381 shares of Common Stock at $8.40 per share. The sale of shares of Common Stock to HP for $9.5 million was completed on June 28, 1999. In addition to HP’s equity investment, the Distribution Agreement also provides for minimum purchase commitments, market development commitments, research and development funding and royalty payments over the term of the agreement.

          Mr. Hohmann is an executive officer of Agilent, a leading provider of test and measurement solutions and communications components, and serves on the Board of Directors of the Company as a representative of Agilent pursuant to the Common Stock Purchase Agreement between the Company and HP. In November 1999, HP assigned the Distribution Agreement, with all its related rights and obligations, and its equity investment with the Company to Agilent. Agilent was formed as a new company and subsidiary of HP in November 1999. HP spun-off its ownership in Agilent to HP shareholders during 2000.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

          Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater-than ten percent shareholders are also required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

          To the Company’s knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2000 all Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were complied with, except that (1) a statement of change of beneficial ownership on Form 4 was not timely filed by Mr. de Bruin to reflect the purchase of 100 shares on July 11, 2000, but such purchase was subsequently reported, and (2) an initial statement of beneficial ownership on Form 3 was not timely filed by Dr. Goldfischer to reflect becoming a director on November 16, 2000, but such event was subsequently reported.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

          The following table sets forth certain information regarding beneficial ownership of the Common Stock, as of April 4, 2001 by: (i) each person who is known by the Company to beneficially own more than 5% of the Common Stock, (ii) each of the Company’s directors and nominees for director, (iii) each of the officers named under the “Summary Compensation Table” above and (iv) all directors, nominees and executive officers of the Company as a group:

Name of Beneficial Owner	Number of Shares Beneficially Owned(1)	Percent of Class
BCC Acquisition II LLC (2)	3,400,541	12.1%
c/o Bay City Capital LLC
750 Battery Street, Suite 600
San Francisco, CA 94111
State of Wisconsin Investment Board (3)	2,131,800	8.0
P.O. Box 7842
Madison, WI 53707
Wellington Management Company, LLP (4)	1,871,200	7.0
75 State Street
Boston, MA 02104
Agilent Technologies, Inc. (5)	1,809,524	6.7
3000 Hanover Street
MS 20 BQ
Palo Alto, CA 94304
Amarfour, L.L.C. (6)	1,789,100	6.7
200 West Madison Street
Suite 3800
Chicago, IL 60606
David T. Giddings (7)	679,164	2.5
Mark B. Knudson, Ph.D. (8)	397,621	1.5
Gerald L. Cohn (9)	258,171	1.0
Roy S. Johnson (10)	192,843	*
Laurence L. Betterley (11)	191,056	*
James R. Miller (12)	140,250	*
André de Bruin (13)	84,893	*
Hans-Guenter Hohmann	0	*
Carl S. Goldfischer, M.D.	0	*
All directors and executive officers as a group (9 persons) (14)	1,943,999	6.9

*	Less than 1%.

(1)
Beneficial ownership is determined in accordance with rules of the Securities and Exchange Commission, and includes generally voting power and/or investment power with respect to securities. Shares of Common Stock subject to options, warrants or other securities currently exercisable or convertible, or exercisable or convertible within 60 days of April 4, 2001, are deemed outstanding for computing the percentage of the person holding such options but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote, the persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(2)
In a Schedule 13D dated as of July 15, 1999, BCC Acquisition II LLC indicated that it is the beneficial owner of 3,400,541 shares of Common Stock with shared voting and dispositive power with respect to such shares. Includes 650,731 shares of Common Stock issuable upon the exercise of outstanding warrants, and 797,619 shares of Common Stock issuable upon the conversion of outstanding convertible notes.

(3)
In a Schedule 13G dated as of February 9, 2001, the State of Wisconsin Investment Board indicated that it is the beneficial owner of 2,131,800 shares of Common Stock with sole voting and dispositive power with respect to such shares.

(4)
In a Schedule 13G dated as of February 13, 2001, Wellington Management Company, LLP indicated that it is the beneficial owner of 1,871,200 shares of Common Stock with shared voting power with respect to 1,587,500 of such shares and shared dispositive power with respect to 1,871,200 of such shares.

(5)
In a Schedule 13D dated as of December 21, 1999, Agilent Technologies, Inc. indicated that it is the beneficial owner of 1,809,524 shares of Common Stock with shared voting and dispositive power with respect to such shares. Includes 452,381 shares of Common Stock issuable upon full exercise of an outstanding warrant.

(6)
In a Schedule 13G dated as of August 4, 1998, Amarfour, L.L.C. (“Amarfour”) indicated that it is the beneficial owner of 1,789,100 shares of Common Stock, with sole voting and dispositive power with respect to such shares. Amarfour also indicated that an affiliate of Amarfour (the “RA Trusts”) directly owned 25,319 shares of Common Stock, and that such affiliate owned indirect interests in each of BCC Acquisition II LLC, The Bay City Capital Fund I, L.P., Bay City Capital Management LLC and Bay City Capital LLC, which entities had acquired beneficial ownership of up to 3,400,541 shares of Common Stock as of such date. Amarfour also indicated that as of August 4, 1998 certain trusts primarily for the benefit of the lineal descendants of Nicholas J. Pritzker, deceased (the “Hoinfad Trusts”) owned less than a 10% interest in AEOW 96, LLC (“AEOW”), and that as of August 4, 1998, AEOW acquired beneficial ownership of 30,953 shares of the Company’s Common Stock, and, as of such date, beneficially owned an aggregate of 91,042 shares of the Company’s Common Stock. Different individuals serve as trustees of the member trusts of Amarfour and the RA Trusts on the one hand and the Hoinfad Trusts on the other hand, and there is no overlap in trusteeships between the Hoinfad Trusts and the member trusts of Amarfour, but there is overlap in trusteeships between the member trusts of Amarfour and the RA Trusts. Amarfour disclaims the existence of any group and beneficial ownership of such shares.

(7)	Includes 668,750 shares of Common Stock issuable upon exercise of outstanding options.

(8)
Includes 66,500 shares of Common Stock issuable upon the exercise of outstanding options. Includes 156,250 shares of Common Stock beneficially owned by Medical Innovation Fund II (“MIF II”). Dr. Knudson is a general partner of Medical Innovation Partners II, the general partner of MIF II. Dr. Knudson disclaims beneficial ownership of these securities except to the extent of his proportionate pecuniary interest in the partnerships. Excludes 459,254 shares of Common Stock held by Medical Innovation Fund (“MIF”). Medical Innovation Partners (“MIP”) is the general partner of MIF. Dr. Knudson is a partner of MIP. Dr. Knudson disclaims beneficial ownership of such shares except to the extent of his proportionate pecuniary interests in such partnerships.

(9)
Includes 126,899 shares of Common Stock held by the Gerald L. Cohn Revocable Trust, as well as 47,619 shares issuable to the Gerald L. Cohn Revocable Trust upon the conversion of outstanding convertible notes. Includes 3,000 shares owned by Mr. Cohn’s spouse, as well as 667 shares issuable to Mr. Cohn’s spouse upon the exercise of outstanding warrants. Also includes 46,500 shares of Common Stock issuable upon exercise of outstanding options. Excludes 3,400,541 shares beneficially owned by BCC Acquisition II LLC. On August 4, 1998, BCC Acquisition II LLC, a Delaware limited liability company, acquired shares of Common Stock, warrants to acquire additional shares of Common Stock and notes convertible into shares of Common Stock. Mr. Cohn disclaims direct beneficial ownership in the Company’s securities held by BCC Acquisition II LLC and any transaction therein.

(10)	Includes 188,750 shares of Common Stock issuable upon exercise of outstanding options.

(11)	Includes 161,250 shares of Common Stock issuable upon the exercise of outstanding options.

(12)	Includes 140,250 shares of Common Stock issuable upon the exercise of outstanding options.

(13)	Includes 83,793 shares of Common Stock issuable upon exercise of outstanding options.

(14)	See Notes (7)-(13) above.
PROPOSAL TWO:
AMENDMENT TO AMENDED AND RESTATED ARTICLES OF INCORPORATION

          The Company’s Amended and Restated Articles of Incorporation currently authorize the issuance of 40,000,000 shares, consisting of 35,000,000 shares of Common Stock and 5,000,000 shares of preferred stock, par value $.01 per share (“Preferred Stock”). The Board of Directors has adopted a resolution proposing that the Amended and Restated Articles of Incorporation be amended to increase the authorized number of shares to 50,000,000, with an increase in the number of authorized shares of Common Stock from 35,000,000 to 45,000,000, subject to shareholder approval. The number of shares of Preferred Stock currently authorized by the Company’s Amended and Restated Articles of Incorporation will remain at 5,000,000.

          As of April 4, 2001, the Company had approximately 26,734,447 shares of Common Stock outstanding and approximately 5,136,160 shares of Common Stock reserved for future issuance under the Company’s stock-based plans. There are no shares of Preferred Stock outstanding. Based on the foregoing number of outstanding and reserved shares of Common Stock, the Company currently has approximately 3,129,393 authorized but unissued and unreserved common shares remaining available for other purposes (excluding the reduction of an additional 900,000 shares that the Company is proposing to set aside for its stock-based plans as described in Proposals Three, Four and Five in this Proxy Statement).

          If approved by the Company’s shareholders, the first paragraph of Article 3 of the Amended and Restated Articles of Incorporation of the Company would be amended to read as follows:

“The total number of shares of capital stock which the corporation is authorized to issue shall be 50,000,000 shares, consisting of 45,000,000 shares of common stock, par value $.01 per share (“Common Stock”), and 5,000,000 shares of preferred stock, par value $.01 per share (“Preferred Stock”).”

The Board of Directors believes that the availability of additional authorized but unissued shares will provide the Company with the flexibility to issue Common Stock for a variety of corporate purposes, such as to raise equity capital through one or more private placements and/or public offerings, to make acquisitions through the use of stock, to effect future stock splits in the form of stock dividends, to adopt additional employee benefit plans or to reserve additional shares for issuance under such plans.

          The Board of Directors believes that the proposed increase in the authorized Common Stock would facilitate the Company’s ability to accomplish business and financial objectives in the future without delaying such activities for further shareholder approval, except as may be required in particular cases by the Company’s charter documents, applicable law or the rules of any stock exchange or national securities association trading system on which the Company’s securities may then be listed. Other than as permitted or required under the Company’s employee benefit plans and under outstanding options, warrants and other securities convertible into Common Stock, the Board of Directors has no immediate plans, understandings, agreements or commitments to issue additional Common Stock for any purposes. If the Board of Directors elects to issue additional shares of Common Stock, such issuance could have a dilutive effect on the earnings per share, book value per share, voting power and shareholdings of current shareholders. The Company reserves the right to seek a further increase in authorized shares from time to time in the future as considered appropriate by the Board of Directors.

          The proposal could have an anti-takeover effect, although that is not its intention. For example, if the Company were the subject of a hostile takeover attempt, it could try to impede the takeover by issuing shares of Common Stock, thereby diluting the voting power of the other outstanding shares and increasing the potential cost of the takeover. The availability of this defensive strategy to the Company could discourage unsolicited takeover attempts, thereby limiting the opportunity for the Company’s shareholders to realize a higher price for their shares than is generally available in the public markets. The Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti-takeover device. No change to the Company’s Preferred Stock authorization is requested by this amendment.

          If the proposed amendment is adopted, it will become effective upon filing of Articles of Amendment to the Company’s Amended and Restated Articles of Incorporation with the Minnesota Secretary of State.

          The affirmative vote of a majority of the shares of Common Stock represented at the meeting is required for the approval of the amendment to the Amended and Restated Articles of Incorporation.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE AMENDMENT TO THE AMENDED AND RESTATED ARTICLES OF INCORPORATION.

PROPOSAL THREE:
AMENDMENT OF 1990 STOCK OPTION PLAN

          The Board of Directors has approved, subject to shareholder approval, an amendment to the Stock Option Plan to increase the number of shares of Common Stock available for issuance thereunder from 3,750,000 shares to 4,450,000 shares. As of December 31, 2000, the Company had remaining 319,686 shares available for option grants, pursuant to the Stock Option Plan. The Board of Directors believes that the Stock Option Plan has been and continues to be an important incentive in attracting, retaining and motivating key employees, and that it is appropriate to increase the number of shares available for option grants and other awards under the Stock Option Plan at this time. Approval of the proposed amendment to increase the number of authorized shares under the Stock Option Plan will assure that sufficient shares are available to enable the Compensation Committee to achieve the objectives of the Stock Option Plan to aid in maintaining and developing personnel capable of assuring the future success of the Company, to offer such personnel additional incentives to put forth maximum effort for the success of the business and to afford them an opportunity to acquire an interest in the Company through stock options.

          The Stock Option Plan was approved by the Board of Directors in June 1990, amended in July 1992 and June 1993 and approved by the Company’s shareholders in June 1993. The Stock Option Plan was amended by the shareholders in 1996 to increase the number of shares of Common Stock available for issuance thereunder from 1,740,000 to 3,000,000 shares. The Stock Option Plan was amended by the Board of Directors in 1997 to allow for transferability of nonincentive stock options by optionholders to members of their immediate family or trusts for the benefit of the optionholder or members of his or her immediate family. The Stock Option Plan was further amended by the shareholders in 1998 to increase the number of shares of Common Stock available for issuance thereunder from 3,000,000 to 3,750,000 shares.

          The Board of Directors may amend or discontinue the Stock Option Plan at any time. Subject to certain provisions of the Stock Option Plan, no amendment of the Stock Option Plan, however, shall without shareholder approval: (i) increase the maximum number of shares under the Stock Option Plan, (ii) decrease the minimum price, (iii) extend the maximum term, or (iv) modify the eligibility requirements for participation in the Stock Option Plan. The Board of Directors may not alter or impair any option or award previously granted under the Stock Option Plan without the consent of the holder of the option.

          Pursuant to the Stock Option Plan, executive officers, other full or part-time employees, consultants or independent contractors of the Company may receive options to purchase Common Stock. The Stock Option Plan provides for the grant of both incentive stock options (“ISOs”) intended to qualify for preferential tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended, and nonqualified stock options that do not qualify for such treatment. The exercise price of all ISOs granted under the Stock Option Plan must equal or exceed the fair market value of the Common Stock at the time of grant. Only full or part-time employees are eligible for the grant of ISOs. The Stock Option Plan also provides for grants of stock appreciation rights (“SARs”), restricted stock awards and performance awards. The Stock Option Plan is administered by the Compensation Committee; however, the Compensation Committee may delegate to the Chief Executive Officer of the Company the right to grant awards with respect to participants who are not subject to Section 16(b) of the Securities Exchange Act of 1934.

           The following is a summary of the principal federal income tax consequences generally applicable to options and awards under the Stock Option Plan. The grant of an option is not expected to result in any tax consequences for the recipient or the Company or any subsidiary employing such individual (the “employer”). The holder of an ISO generally will have no taxable income upon exercising the ISO (except that the alternative minimum tax may apply), and the employer generally will receive no tax deduction when an ISO is exercised. Upon exercise of a stock option other than an ISO, the optionee must recognize ordinary income equal to the excess of the fair market value of the shares acquired on the date of exercise over the option price, and the employer will then be entitled to a tax deduction for the same amount. The tax consequences to an optionee of a disposition of shares acquired through the exercise of an option will depend on how long the shares have been held and upon whether such shares were acquired by exercising an ISO or stock option other than an ISO. Generally, there will be no tax consequence to the employer in connection with a disposition of shares acquired under an option except that the employer may be entitled to a tax deduction in the case of a disposition of shares acquired under an ISO before the applicable ISO holding period has been satisfied.

          The tax consequences of the grant of an SAR are generally governed by Section 83 of the Code. At the time an SAR is granted, an optionholder will not recognize any taxable income. At the time of exercise of an SAR the optionholder will recognize ordinary income equal to the cash or the fair market value of the shares received at such time. Any additional gain recognized on a subsequent sale or exchange of such shares will not be compensation income but generally will qualify as a capital gain. The Company generally will be allowed an income tax deduction in the amount that, and for its taxable year in which, the optionholder recognizes ordinary income upon the exercise of an SAR, but only if the Company properly reports such income to the Internal Revenue Service or withholds income tax upon such amount as required under the Code.

          The tax consequences of restricted stock and performance awards (collectively hereinafter referred to as “deferred awards”) also are governed by Section 83 of the Code. At the time a deferred award is granted, a recipient will not recognize any taxable income. At the time a deferred award matures, the recipient will recognize ordinary income equal to the cash or fair market value of the shares received at such time. Any additional gain recognized on a subsequent sale or exchange of such shares will not be compensation income but will be treated as capital gain. Section 83(b) of the Code provides that a recipient of a restricted stock award may elect, not later than 30 days after the date the restricted stock award is originally made, to include as ordinary income the fair market value of the stock at that time. Any future appreciation in the fair market value of the stock will be capital gain. If the stock is subsequently forfeited under the terms of the restricted stock award, the recipient will not be allowed a tax deduction with respect to such forfeiture. The Company generally will be allowed an income tax deduction in the amount that, and for its taxable year in which, a recipient recognizes ordinary income pursuant to a restricted stock award or performance award, but only if the Corporation properly reports such income to the Internal Revenue Service or withholds income tax upon such amount as required under the Code.

          Special rules apply in the case of individuals subject to Section 16(b) of the Securities Exchange Act of 1934. In particular, under current law, shares received pursuant to the exercise of a stock option, other purchase right, or SAR may be treated as restricted as to transferability and subject to a substantial risk of forfeiture for a period of up to six months after the date of exercise. Accordingly, unless a special tax election is made, the amount of ordinary income recognized and the amount of the employer’s deduction may be determined as of such date.

          As of December 31, 2000, there were outstanding options to purchase an aggregate of 2,214,568 shares of Common Stock under the Stock Option Plan, including outstanding options granted to executive officers as follows: David T. Giddings (775,000); Roy S. Johnson (225,000); Laurence L. Betterley (195,000); and James R. Miller (174,000). Future grants of options and awards to executive officers and other employees under the Stock Option Plan are not determinable.

          The affirmative vote of a majority of the shares of Common Stock represented at the meeting is required for the approval of the amendment to the Stock Option Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE AMENDMENT TO THE 1990 STOCK OPTION PLAN.

PROPOSAL FOUR:
AMENDMENT OF 1993 DIRECTORS’ STOCK OPTION PLAN

          The Board of Directors has approved, subject to shareholder approval, an amendment to the Directors’ Plan to increase the number of shares of Common Stock available for issuance thereunder from 367,500 shares to 467,500 shares. The purpose of the Directors’ Plan is to attract and retain the best available individuals for service as directors of the Company and provide additional incentive to the non-employee Directors of the Company to serve as directors. As of December 31, 2000, the Company had remaining 91,058 shares available for automatic option grants, pursuant to the Directors’ Plan. In light of the Initial and Subsequent Grants of stock options pursuant to the Directors’ Plan, and the ability of non-employee Directors to elect to receive stock options in lieu of annual compensation and fees, the Board of Directors believes that approval of the proposed amendment to increase the number of authorized shares under the Directors’ Plan will assure that sufficient shares are available to enable the Company to achieve the objectives of the Directors’ Plan.

          The Directors’ Plan provides for an automatic Initial Grant of nonqualified stock options to non-employee Directors on the date such individuals become directors of the Company, and Subsequent Grants of nonqualified stock options on each subsequent annual shareholder meeting date, subject to certain limitations. The Directors’ Plan was amended by the shareholders in 1996 to increase the number of shares of Common Stock subject to the Initial Grant of options thereunder from 10,000 shares to 14,500 shares and the number of shares of Common Stock subject to the Subsequent Grants of options thereunder from 1,500 to 4,000 shares. The Board of Directors approved an amendment to the Directors’ Plan, effective August 14, 1997, to increase the number of shares of Common Stock subject to the Initial Grant of options thereunder from 14,500 shares to 18,000 shares and the number of shares of Common Stock subject to the Subsequent Grants of options thereunder from 4,000 shares to 8,000 shares. Based on a review of similar plans of other public companies and the recommendations of an independent compensation consultant to the Company, the Board of Directors believed that an increase in the number of shares subject to the Initial Grant of options and the Subsequent Grants of options under the Directors’ Plan was consistent with the plans of other public companies and was desirable in order to attract qualified individuals to serve as the Company’s directors. The Directors’ Plan was also amended to provide for transferability of options by optionholders to members of their immediate family or trusts for the benefit of the optionholder or members of his or her immediate family. The Directors’ Plan was further amended by the shareholders in 1998 to increase the number of shares of Common Stock available for issuance thereunder from 217,500 shares to 367,500 shares.

          The Directors’ Plan is designed to operate automatically and not to require administration; however, to the extent administration is necessary, it will be provided by the Board of Directors. Only non-employee Directors are eligible to participate in the Directors’ Plan. In the event of a merger in which the Company is not the surviving corporation, a transfer of all of the Company’s stock, a sale of substantially all of the Company’s assets or a dissolution or liquidation of the Company, all outstanding options will become exercisable in full at least ten days prior to such event on such conditions as the Board shall determine, unless the successor corporation assumes the outstanding options or substitutes substantially equivalent options.

          The Board may at any time amend, alter, suspend, or discontinue the Directors’ Plan, but no amendment, alteration, suspension or discontinuance may be made that would impair the rights of any optionholder under any grant previously made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Securities Exchange Act of 1934, the Company will obtain shareholder approval of any amendment in such a manner and to such a degree as required.

          The following is a summary of the principal federal income tax consequences generally applicable to options and awards under the Directors’ Plan. The grant of an option under the Directors’ Plan is not expected to result in any taxable income for the recipient. Upon exercising a non-qualified stock option, the optionee must recognize ordinary income equal to the excess of the fair market value of the shares of Common Stock acquired on the date of exercise over the exercise price, and the Company will be entitled at that time to a tax deduction for the same amount. The tax consequence to a director upon a disposition of shares acquired through the exercise of a non-qualified option granted under the Directors’ Plan will depend upon how long the shares have been held. Generally, there will be no tax consequence to the Company in connection with the disposition of shares acquired pursuant to such an option.

          Special rules apply to directors under Section 16(b) of the Securities Exchange Act of 1934. Under certain circumstances, shares received pursuant to the exercise of a stock option may be deemed restricted under the Internal Revenue Code of 1986, as amended, for a period of up to six months after the date of exercise resulting in the amount of any ordinary income recognized, and the amount of the Company’s tax deduction, being determined as of the end of such period instead of on the date of exercise.

          The affirmative vote of a majority of the shares of Common Stock represented at the meeting is required for the approval of the amendment to the Directors’ Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE AMENDMENT TO THE 1993 DIRECTORS’ STOCK OPTION PLAN.

PROPOSAL FIVE:
AMENDMENT OF 1995 EMPLOYEE STOCK PURCHASE PLAN

          The Board of Directors has approved, subject to shareholder approval, an amendment to the Employee Stock Purchase Plan (the “Stock Purchase Plan”) to increase the number of shares of Common Stock available for issuance thereunder from 300,000 to 400,000 shares. Of the 300,000 shares currently authorized for issuance pursuant to the Stock Purchase Plan, 38,842 shares are available to the Company for future issuance. The Board of Directors believes that an increase in the authorized shares under the Stock Purchase Plan is desirable to allow continued employee ownership participation in the Company for the next several years.

          The Stock Purchase Plan was originally approved by the Board of Directors in April 1995 and by the shareholders of the Company in June 1995. The purpose of the Stock Purchase Plan is to provide employees of the Company with an opportunity to share in the ownership of the Company by providing them with a convenient means for regular and systematic purchases of Common Stock, and, thus, to develop a stronger incentive to work for the continued success of the Company. The Stock Purchase Plan is intended to qualify under Section 423 of the Code.

          Under the Stock Purchase Plan, an eligible employee (including executive officers of the Company) may purchase shares of Common Stock from the Company through payroll deductions of up to 10% of their base compensation at a price per share equal to 85% of the lesser of the fair market value (based on the Nasdaq Stock Market closing price) of the Company’s Common Stock as of the first day or the last day of each three-month offering period under the Stock Purchase Plan. The offering periods commence on January 1, April 1, July 1 and October 1 of each year. The first purchase period commenced on July 1, 1995.

          The Stock Purchase Plan is administered by the Company’s Compensation Committee. All questions of interpretation of the Stock Purchase Plan will be determined by the Committee. Any employee who is customarily employed for at least 20 hours per week by the Company, and who does not own five percent or more of the total combined voting power or value of all classes of the Company’s outstanding capital stock, is eligible to participate in the Stock Purchase Plan, provided that the employee has been employed for at least 90 days prior to the commencement date of an offering period.

          The maximum number of shares that a participant may purchase on the last day of any offering period is determined by dividing the participant’s payroll deductions accumulated during the offering period by the purchase price. However, no person may purchase shares under this or any other employee stock purchase plan of the Company to the extent that purchases pursuant to such employee stock purchase plans accrue a right to purchase shares at a rate that exceeds $25,000 worth of stock (determined based on fair market value of the shares on the first day of the offering period) for any calendar year and no more than 2,000 shares may be purchase under the Stock Purchase Plan by any participant during any purchase period.

           Payroll deductions under the Stock Purchase Plan will be reportable by a participant as a part of the participant’s income for the year in which such amounts would otherwise have been paid. The participant will not have any additional taxable income at the time shares are purchased under the Stock Purchase Plan, even though the purchase will be made for less than fair market value. A participant may have taxable income in the year in which a sale or other disposition of the purchased shares is made, depending upon the circumstances. If the shares have been held by the participant for more than two years after the offering date and more than one year after the purchase date, the lesser of: (a) the excess of the fair market value of the shares at the time of such disposition over the purchase price, or (b) the excess of the fair market value of the shares at the time the option was granted over the purchase price (which purchase price will be computed as of the grant date) will be treated as ordinary income, and any further gain will be treated as long-term capital gain. If the shares are disposed of before the expiration of these holding periods, the excess of the fair market value of the shares on the purchase date over the purchase price generally will be treated as ordinary income, and any further gain or any loss on such disposition will be long-term or short-term capital gain or loss, depending on the holding period. Generally, there will be no tax consequences to the Company in connection with the issuance of shares under the Stock Purchase Plan, except that the Company may be entitled to a tax deduction in the case of a participant’s disposition of shares acquired under the Stock Purchase Plan before the applicable holding period for tax purposes has been satisfied.

          The Board of Directors may amend or discontinue the Stock Purchase Plan at any time. Subject to certain provisions of the Stock Purchase Plan, no amendment of the Stock Purchase Plan, however, shall without shareholder approval: (i) cause Rule 16b-3 under the Securities Exchange Act of 1934 to become available with respect to the Stock Purchase Plan, (ii) require shareholder approval under any rules or regulation of the National Association of Securities Dealers, Inc. or any securities exchange that are applicable to the Company, or (iii) permit the issuance of Common Stock before payment therefore in full.

          An aggregate of 31,066 shares have been issued under the Stock Purchase Plan to the executive officers of the Company as follows: David T. Giddings (7,164); Roy S. Johnson (4,093); Laurence L. Betterley (15,066); and James R. Miller (4,743). The number of shares which may be purchased in the future under the Stock Purchase Plan is not determinable.

          The affirmative vote of a majority of the shares of Common Stock represented at the meeting is required for the approval of the amendment to the Stock Purchase Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE AMENDMENT TO THE 1995 EMPLOYEE STOCK PURCHASE PLAN.

AUDIT COMMITTEE REPORT

          The Audit Committee of the Company’s Board of Directors is composed of the following nonemployee directors: Gerald L. Cohn, André de Bruin and Carl S. Goldfischer. All of the members of the Audit Committee meet the independence requirements of the applicable Nasdaq listing standards. The Audit Committee operates under a written charter adopted by the Board of Directors, a copy of which is attached to this Proxy Statement as Exhibit A. The Audit Committee recommends to the Board of Directors the selection of the Company’s independent certified public accountants.

          Management is responsible for the Company’s internal controls and the financial reporting process. The Company’s independent certified public accountants are responsible for performing an independent audit of the Company’s financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

           In this context, the Audit Committee has met and held discussions with management and the independent certified public accountants. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent certified public accountants. The Audit Committee discussed with the independent certified public accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees).

          The Company’s independent certified public accountants also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent certified public accountants that firm’s independence. The Audit Committee also considered whether the provision of any nonaudit services was compatible with maintaining the independence of KPMG LLP as the Company’s independent certified public accountants.

          Based upon the Audit Committee’s discussion with management and the independent certified public accountants and the Audit Committee’s review of the representation of management and the report of the independent certified public accountants to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2000 filed with the Securities and Exchange Commission.

GERALD L. COHN
ANDRE DE BRUIN
CARL S. GOLDFISCHER
The Members of the Audit Committee
of the Board of Directors

APPOINTMENT OF INDEPENDENT AUDITORS

          The Board of Directors has appointed KPMG LLP as independent auditors for the Company for the fiscal year ending December 31, 2001. KPMG LLP has served as the Company’s independent auditors since 1990 and has no relationship with the Company other than that arising from its employment as independent auditors. Representatives of KPMG LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from shareholders.

Audit Fees

          Audit fees billed to the Company by KPMG LLP for review of the Company’s financial statements for the fiscal year ended December 31, 2000 and the financial statements included in the Company’s quarterly reports on Form 10-Q for the last fiscal year totaled $89,500.

Financial Information Systems Design and Implementation Fees

          The Company did not engage KPMG LLP to provide advice to the Company regarding financial information systems design and implementation during 2000.

All Other Fees

          Fees billed to the Company by KPMG LLP for all other nonaudit services rendered to the Company during 2000, including tax services, totaled $28,783.

PROPOSALS FOR THE NEXT ANNUAL MEETING

          Pursuant to federal securities laws, any proposal by a shareholder to be presented at the 2002 Annual Meeting of Shareholders and to be included in the Company’s proxy statement and form of proxy must be received at the Company’s executive offices, 2658 Patton Road, Roseville, Minnesota 55113, no later than the close of business on December 26, 2001. Proposals should be sent to the attention of the Secretary. Pursuant to the Company’s Bylaws, in order for business to be properly brought before the next annual meeting by a shareholder, the shareholder must give written notice of such shareholder’s intent to bring a matter before the annual meeting no later than February 23, 2002. Each such notice should be sent to the attention of the Secretary, and must set forth certain information with respect to the shareholder who intends to bring such matter before the meeting and the business desired to be conducted, as set forth in greater detail in the Company’s Bylaws. The Company intends to exercise its discretionary authority with respect to any matter not properly presented by such date in accordance with the proxy rules adopted under the Securities Exchange Act of 1934.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Kenneth L. Cutler
Kenneth L. Cutler
Secretary

April 24, 2001

EXHIBIT A

AUDIT COMMITTEE CHARTER

Mission Statement

          The Audit Committee (“the Committee”) will assist the Board of Directors in achieving its oversight and monitoring responsibilities to the stockholders relating to corporate accounting, financial controls and financial reporting practices of the Company.

Organization

          The members of the Committee and its Chairperson shall be elected by the Board of Directors. The Committee shall be composed of at least three directors. The members of the Committee shall meet the independence and financial literacy and experience requirements set forth in the corporate governance standards of The Nasdaq Stock Market, Inc., (Nasdaq) as from time to time amended or supplemented, or similar requirements of such other securities exchange or quotation system as may from time to time apply to the Company. A director who does not meet these requirements may be appointed to the Committee, if the Board, under exceptional and limited circumstances, determines that the individual’s membership on the Committee is in the best interests of the Company and its stockholders, if permitted under applicable Nasdaq rules.

          The Committee should meet with management and the independent certified public accountants in separate executive sessions, as necessary or appropriate, to discuss any matters that the Committee or any of these groups believe should be discussed privately. The Committee may ask members of management or others to attend the meetings and provide pertinent information as necessary.

Responsibilities

•
Review the performance and independence of the independent certified public accountants and annually recommend to the Board of Directors the appointment of the independent certified public accountants, and, when appropriate, recommend their replacement. Also, approve the fees and other significant compensation to be paid to the independent certified public accountants. The Committee and the Board of Directors have the ultimate authority and responsibility with respect to these matters, as representatives of the stockholders of the Company. The independent certified public accountants shall be ultimately accountable to the Board of Directors and the Committee.

•
Ensure receipt from the independent certified public accountants of a formal written statement delineating all relationships between the certified public accountants and the Company, consistent with Independence Standards Board Standard No. 1.

•
Actively engage in dialogue with the independent certified public accountants with respect to any disclosed relationships or services that may impact the objectivity and independence of the certified public accountants and take, or recommend that the full Board of Directors take, appropriate action to oversee the independence of the certified public accountants.

•
Meet with the independent certified public accountants and financial management to review the scope of the proposed independent audit for the current year and the audit procedures to be utilized, and, at the conclusion thereof, review the results of such audit.

•	Review with management and the independent certified public accountants, as appropriate:

•
Financial statements and related footnotes and the independent certified public accountants’ report thereon, including their report on the adequacy and quality of systems of internal control and any significant recommendations they may offer to improve controls.

•	The independent certified public accountants’ judgments about the quality and appropriateness of the Company’s accounting principles as applied in financial reporting.

•	The adequacy of system internal controls over financial reporting and the safeguarding of assets and compliance with laws and regulations.

•
Any serious difficulties or disputes with management encountered by the independent certified public accountants during the course of the audit and any instances of second opinions sought by management.

•	Other matters related to the conduct of the external audit which are communicated to the Committee under generally accepted auditing standards.

•	Any significant matters that are identified during the certified public accountants’ interim review of quarterly financial statements.

•	Prepare a report to stockholders as required by the Securities and Exchange Commission to be included in the Company’s annual proxy statement.

•	Maintain minutes or other records of meetings and activities of the Committee.

•	Report Committee actions to the Board of Directors with such recommendations as the Committee may deem appropriate.

•	Review the Committee’s charter on an annual basis and update as necessary.

          The responsibilities of a member of the Committee are in addition to those for a member of the Board of Directors. While the Committee has the responsibility and powers set forth in this charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in compliance with generally accepted accounting principles. This is the responsibility of management and the independent certified public accountants. Also, it is not the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the independent certified public accountants or to assure compliance with laws and regulations or the Company’s corporate policies.

Appendix A

DIAMETRICS MEDICAL, INC.
AMENDED AND RESTATED
1990 STOCK OPTION PLAN
(as amended May 23, 2001)

1.          Purpose of Plan.

             This Plan shall be known as the “DIAMETRICS MEDICAL, INC. 1990 STOCK OPTION PLAN” and is hereinafter referred to as the “Plan.” The purpose of the Plan is to aid in maintaining and developing personnel capable of assuring the future success of Diametrics Medical, Inc., a Minnesota corporation (the “Company”), to offer such personnel additional incentives to put forth maximum efforts for the success of the business, and to afford them an opportunity to acquire a proprietary interest in the Company through stock options and other long-term incentive awards as provided herein. Options granted under this Plan may be either incentive stock options (“Incentive Stock Options”) within the meaning of Section 422 of the Internal Revenue Code of 1986 (the “Code”), or options which do not qualify as Incentive Stock Options. Awards granted under this Plan shall be SARs, restricted stock or performance awards as hereinafter described.

2.          Stock Subject to Plan.

             Subject to the provisions of Section 15 hereof, the stock to be subject to options or other awards under the Plan shall be the Company's authorized but unissued shares of Common Stock, par value $.01 per share. Such shares may be either authorized but unissued shares, or issued shares which have been reacquired by the Company. Subject to adjustment as provided in Section 15 hereof, the maximum number of shares on which options may be exercised or other awards issued under this Plan shall be 4,450,000 shares. If an option or award under the Plan expires, or for any reason is terminated or unexercised with respect to any shares, such shares shall again be available for options or awards thereafter granted during the term of the Plan.

3 .         Administration of Plan.

             (a)         The Plan shall be administered by a committee (the “Committee”) of two or more members of the Board of Directors of the Company, none of whom shall be officers or employees of the Company and all of whom shall be “disinterested persons” with respect to the Plan within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any successor rule or regulation thereto. The members of any such committee shall be appointed by and serve at the pleasure of the Board of Directors.

             (b)         The Committee shall have plenary authority in its discretion, but subject to the express provisions of the Plan: (i) to determine the purchase price of the Common Stock covered by each option or award, (ii) to determine the employees to whom and the time or times at which such options and awards shall be granted and the number of shares to be subject to each, (iii) to determine the form of payment to be made upon the exercise of an SAR or in connection with performance awards, either cash, Common Stock of the Company or a combination thereof, (iv) to determine the terms of exercise of each option and award, (v) to accelerate the time at which all or any part of an option or award may be exercised, (vi) to amend or modify the terms of any option or award with the consent of the optionee, (vii) to interpret the Plan, (viii) to prescribe, amend and rescind rules and regulations relating to the Plan, (ix) to determine the terms and provisions of each option and award agreement under the Plan (which agreements need not be identical), including the designation of those options intended to be Incentive Stock Options, and (x) to make all other determinations necessary or advisable for the administration of the Plan, subject to the exclusive authority of the Board of Directors under Section 16 herein to amend or terminate the Plan.

             (c)         The Committee shall select one of its members as its Chairman and shall hold its meetings at such times and places as it may determine. A majority of its members shall constitute a quorum, provided that if the Committee is comprised of no more than two members, all of its members must be present to constitute a quorum. All determinations of the Committee shall be made by not less than a majority of its members, provided that if the Committee is comprised of no more than two members, such determinations may not be made by less than all of its members. Any decision or determination reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority vote at a meeting duly called and held. The grant of an option or award shall be effective only if a written agreement shall have been duly executed and delivered by and on behalf of the Company following such grant. The Committee may appoint a Secretary and may make such rules and regulations for the conduct of business as it shall deem advisable.

             (d)         The Chief Executive Officer of the Company shall have the authority, as granted by the Committee pursuant to clause (ix) of subsection (b) of this Section 3, to grant, pursuant to the Plan, options or other awards to eligible persons who are not considered by the Company as its officers or directors for purposes of Section 16 of the Securities Exchange Act of 1934, as amended. The Chief Executive Officer of the Company shall provide information as to any grants made pursuant to this subsection to the Committee at their next meeting.

4.          Eligibility.

             Incentive Stock Options may only be granted under this Plan to any full or part-time employee (which term as used herein includes, but is not limited to, officers and directors who are also employees) of the Company and of its present and future subsidiary corporations within the meaning of Section 424(f) of the Code (herein called “subsidiaries”). Full or part-time employees, consultants or independent contractors to the Company or one of its subsidiaries shall be eligible to receive options which do not qualify as Incentive Stock Options and awards. In determining the persons to whom options and awards shall be granted and the number of shares subject to each, the Committee may take into account the nature of services rendered by the respective employees or consultant their present and potential contributions to the success of the Company and such other factors as the Committee in its discretion shall deem relevant. A person who has been granted an option or award under this Plan may be granted additional options or awards under the Plan if the Committee shall so determine; provided, however, that for Incentive Stock Options granted after December 31, 1986, to the extent the aggregate fair market value (determined at the time the Incentive Stock Option is granted) of the Common Stock with respect to which all Incentive Stock Options are exercisable for the first time by an employee during any calendar year (under all plans described in subsection (d) of Section 422 of the Code of his employer corporation and its parent and subsidiary corporations) exceeds $100,000, such options shall be treated as options which do not qualify as Incentive Stock Options. Nothing in the Plan or in any agreement thereunder shall confer on any employee any right to continue in the employ of the Company or any of its subsidiaries or affect, in any way, the right of the Company or any of its subsidiaries to terminate his or her employment at any time.

5.          Price.

             The option price for all Incentive Stock Options granted under the Plan shall be determined by the Committee but shall not be less than 100% of the fair market value of the Common Stock at the date of grant of such option. The option price for options granted under the Plan which do not qualify as Incentive Stock Options and, if applicable, the price for all awards shall also be determined by the Committee. For purposes of the preceding sentence and for all other valuation purposes under the Plan, the fair market value of shares of Common Stock shall be (i) the closing price of the Common Stock as reported for composite transactions if the Common Stock is then traded on a national securities exchange, (ii) the last sale price if the Common Stock is then quoted on the NASDAQ National Market System, or (iii) the average of the closing representative bid and asked prices of the Common Stock as reported on NASDAQ on the date as of which the fair market value is being determined. If on the date of grant of any option or award hereunder the Common Stock is not traded on an established securities market, the Committee shall make a good faith attempt to satisfy the requirements of this Section 5 and in connection therewith shall take such action as it deems necessary or advisable.

6.          Term.

             Each option and award and all rights and obligations thereunder shall expire on the date determined by the Committee and specified in the option or award agreement. The Committee shall be under no duty to provide terms of like duration for options or awards granted under the Plan, but the term of an Incentive Stock Option may not extend more than ten (10) years from the date of grant of such option and the term of options granted under the Plan which do not qualify as Incentive Stock Options may not extend more than fifteen (15) years from the date of granting of such option.

7.          Exercise of Option or Award.

             (a)         The Committee shall have full and complete authority to determine whether an option or award will be exercisable in full at any time or from time to time during the term thereof, or to provide for the exercise thereof in such installments, upon the occurrence of such events (such as termination of employment for any reason) and at such times during the term of the option as the Committee may determine and specify in the option or award agreement.

             (b)         The exercise of any option or award granted hereunder shall only be effective at such time that the sale of Common Stock pursuant to such exercise will not violate any state or federal securities or other laws. Only to the extent required in order to comply with Rule 16b-3 under the Exchange Act, in the case of an option or other award granted to a person considered by the Company as one of its officers or directors for purposes of Section 16 of the Exchange Act, the terms of the option or other award will require that such shares are not disposed of by such officer or director for a period of at least six months from the date of grant.

             (c)         An optionee or grantee electing to exercise an option or award shall give written notice to the Company of such election and of the number of shares subject to such exercise. The full purchase price of such shares shall be tendered with such notice of exercise. Payment shall he made to the Company in cash (including bank check, certified check, personal check, or money order), or, at the discretion of the Committee and as specified by the Committee, (i) by delivering certificates for the Company's Common Stock already owned by the optionee or grantee having a fair market value as of the date of grant equal to the full purchase price of the shares, or (ii) by delivering the optionee’s or grantee's promissory note, which shall provide for interest at a rate not less than the minimum rate required to avoid the imputation of income, original issue discount or a below-market-rate loan pursuant to Sections 483, 1274 or 7872 of the Code or any successor provisions thereto, or (iii) a combination of cash, the optionee’s or grantee promissory note and such shares. The fair market value of such tendered shares shall be determined as provided in Section 5 herein. The optionee’s or grantee's promissory note shall be a full recourse liability of the optionee and may, at the discretion of the Committee, be secured by a pledge of the shares being purchased. Until such person has been issued the shares subject to such exercise, he or she shall possess no rights as a shareholder with respect to such shares.

8.          Stock Appreciation Rights.

             (a)         Grant. At the time of grant of an option or award under the Plan (or at any other time), the Committee, in its discretion, may grant a Stock Appreciation Right (“SAR”) evidenced by an agreement in such form as the Committee shall from time to time approve. Any such SAR may be subject to restrictions on the exercise thereof as may be set forth in the agreement representing such SAR, which agreement shall comply with and be subject to the following terms and conditions and any additional terms and conditions established by the Committee that are consistent with the terms of the Plan.

             (b)         Exercise. An SAR shall be exercised by the delivery to the Company of a written notice which shall state that the holder thereof elects to exercise his or her SAR as to the number of shares specified in the notice and which shall further state what portion, if any, of the SAR exercise amount (hereinafter defined) the holder thereof requests be paid to in cash and what portion, if any, is to be paid in Common Stock of the Company. The Committee promptly shall cause to be paid to such holder the SAR exercise amount either in cash, in Common Stock of the

Company, or any combination of cash and shares as the Committee may determine. Such determination may be either in accordance with the request made by the holder of the SAR or in the sole and absolute discretion of the Committee. The SAR exercise amount is the excess of the fair market value of one share of the Company's Common Stock on the date of exercise over the per share exercise price in respect of which the SAR was granted, multiplied by the number of shares as to which the SAR is exercised. For the purposes hereof, the fair market value of the Company’s shares of Common Stock shall be determined as provided in Section 5 herein.

9.          Restricted Stock Awards.

             Awards of Common Stock subject to forfeiture and transfer restrictions may be granted by the Committee. Any restricted stock award shall be evidenced by an agreement in such form as the Committee shall from time to time approve, which agreement shall comply with and be subject to the following terms and conditions and any additional terms and conditions established by the Committee that are consistent with the terms of the Plan:

             (a)         Grant of Restricted Stock Awards. Each restricted stock award made under the Plan shall be for such number of shares of Common Stock as shall be determined by the Committee and set forth in the agreement containing the terms of such restricted stock award. Such agreement shall set forth a period of time during which the grantee must remain in the continuous employment of the Company in order for the forfeiture and transfer restrictions to lapse. If the Committee so determines, the restrictions may lapse during such restricted period in installments with respect to specified portions of the shares covered by the restricted stock award. The agreement may also, in the discretion of the Committee, set forth performance or other conditions that will subject the Common Stock to forfeiture and transfer restrictions. The Committee may, at its discretion, waive all or any part of the restrictions applicable to any or all outstanding restricted stock awards.

             (b)         Delivery of Common Stock and Restrictions. At the time of a restricted stock award, a certificate representing the number of shares of Common Stock awarded thereunder shall be registered in the name of the grantee. Such certificate shall be held by the Company or any custodian appointed by the Company for the account of the grantee subject to the terms and conditions of the Plan, and shall bear such a legend setting forth the restrictions imposed thereon as the Committee, in its discretion, may determine. The grantee shall have all rights of a shareholder with respect to the Common Stock, including the right to receive dividends and the right to vote such shares, subject to the following restrictions: (i) the grantee shall not be entitled to delivery of the stock certificate until the expiration of the restricted period and the fulfillment of any other restrictive conditions set forth in the restricted stock agreement with respect to such Common Stock; (ii) none of the shares of Common Stock may be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of during such restricted period or until after the fulfillment of any such other restrictive conditions; and (iii) except as otherwise determined by the Committee, all of the Common Stock shall be forfeited and all rights of the grantee to such Common Stock shall terminate, without further obligation on the part of the Company, unless the grantee remains in the continuous employment of the Company for the entire restricted period in relation to which such shares of Common Stock were granted and unless any other restrictive conditions relating to the restricted stock award are met. Any Common Stock, any other securities of the Company and any other property (except for cash dividends) distributed with respect to the Common Stock subject to restricted stock awards shall be subject to the same restrictions, terms and conditions as such restricted Common Stock.

             (c)         Termination of Restrictions. At the end of the restricted period and provided that any other restrictive conditions of the restricted stock award are met, or at such earlier time as otherwise determined by the Committee, all restrictions set forth in the agreement relating to the restricted stock award or in the Plan shall lapse as to the restricted Common Stock subject thereto, and a stock certificate for the appropriate number of shares of Common Stock, free of the restrictions and the restricted stock legend, shall be delivered to the grantee or his beneficiary or estate, as the case may be.

10.         Performance Awards.

              The Committee is further authorized to grant performance awards (“Performance Award”). Subject to the terms of this Plan and any applicable award agreement, Performance Awards granted under the Plan (i) may be denominated or payable in cash, Common Stock (including, without limitation, restricted stock), other securities, other awards, or other property and (ii) shall confer on the holder thereof rights valued as determined by the Committee, in its discretion, and payable to, or exercisable by, the holder of the Performance Awards, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee, in its discretion, shall establish. Subject to the terms of this Plan and any applicable award agreement, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Awards granted, and the amount of any payment or transfer to be made by the grantee and by the Company under any Performance Awards shall be determined by the Committee.

11.         Income Tax Withholding and Tax Bonuses.

             (a)         In order to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal or state payroll, withholding, income or other taxes, which are the sole and absolute responsibility of an optionee or grantee under the Plan, are withheld or collected from such optionee or grantee. In order to assist an optionee or grantee in paying all federal and state taxes to be withheld or collected upon exercise of an option or award which does not qualify as an Incentive Stock Option hereunder, the Committee, in its absolute discretion and subject to such additional terms and conditions as it may adopt, shall permit the optionee or grantee to satisfy such tax obligation by (i) electing to have the Company withhold a portion of the shares otherwise to be delivered upon exercise of such option or award with a fair market value, determined in accordance with Section 5 herein, equal to such taxes or (ii) delivering to the Company Common Stock other than the shares issuable upon exercise of such option or award with a fair market value, determined in accordance with Section 5, equal to such taxes.

              (b)         The Committee shall have the authority, at the time of grant of an option under the Plan or at any time thereafter, to approve tax bonuses to designated optionees or grantees to be paid upon their exercise of options or awards granted hereunder. The amount of any such payments shall be determined by the Committee. The Committee shall have full authority in its absolute discretion to determine the amount of any such tax bonus and the terms and conditions affecting the vesting and payment thereafter.

12.         Additional Restrictions.

             The Committee shall have full and complete authority to determine whether all or any part of the Common Stock of the Company acquired upon exercise of any of the options or awards granted under the Plan shall be subject to restrictions on the transferability thereof or any other restrictions affecting in any manner the optionee’s or grantee's rights with respect thereto, but any such restriction shall be contained in the agreement relating to such options or awards.

13.        Ten Percent Shareholder Rule.

             Notwithstanding any other provision in the Plan, if at the time an option is otherwise to be granted pursuant to the Plan the optionee owns directly or indirectly (within the meaning of Section 424(d) of the Code) Common Stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporations, if any (within the meaning of Section 422(b)(6) of the Code), then any Incentive Stock Option to be granted to such optionee pursuant to the Plan shall satisfy the requirements of Section 422(c)(5) of the Code, and the option price shall be not less than 110% of the fair market value of the Common Stock of the Company determined as described herein, and such option by its terms shall not be exercisable after the expiration of five (5) years from the date such option is granted.

14.         Non-Transferability.

              No option may be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than (i) by will or by the laws of descent or distribution, or (ii) in the case of options that are not Incentive Stock Options, to members of the optionee’s immediate family or to one or more trusts for the benefit of the optionee or members of his or her immediate family, and the option may be exercised, during the lifetime of the Optionee, only by the optionee or a permitted transferee.

15.         Dilution or Other Adjustments.

              If there shall be any change in the Common Stock through merger, consolidation, reorganization, recapitalization, dividend in the form of stock (of whatever amount), stock split or other change in the corporate structure, appropriate adjustments in the Plan and outstanding options and awards shall be made by the Committee. In the event of any such changes, adjustments shall include, where appropriate, changes in the aggregate number of shares subject to the Plan, the number of shares and the price per share subject to outstanding options and awards and the amount payable upon exercise of outstanding awards, in order to prevent dilution or enlargement of option or award rights.

16.         Amendment or Discontinuance of Plan.

              The Board of Directors may amend or discontinue the Plan at any time. Subject to the provisions of Section 15 no amendment of the Plan, however, shall without shareholder approval: (i) increase the maximum number of shares under the Plan as provided in Section 2 herein, (ii) decrease the minimum price provided in Section 5 herein, (iii) extend the maximum term under Section 6, or (iv) modify the eligibility requirements for participation in the Plan. The Board of Directors shall not alter or impair any option or award theretofore granted under the Plan without the consent of the holder of the option.

17.         Time of Granting.

              Nothing contained in the Plan or in any resolution adopted or to be adopted by the Board of Directors or by the shareholders of the Company, and no action taken by the Committee or the Board of Directors (other than the execution and delivery of an option or award agreement), shall constitute the granting of an option or award hereunder.

18.         Effective Date and Termination of Plan.

              (a)         The Plan was approved by the Board of Directors on June 29, 1990 and shall be approved by the shareholders of the Company within twelve (12) months thereof.

              (b)         Unless the Plan shall have been discontinued as provided in Section 16 hereof, the Plan shall terminate June 29, 2005. No option or award may be granted after such termination, but termination of the Plan shall not, without the consent of the optionee or grantee, alter or impair any rights or obligations under any option or award theretofore granted.

Appendix B

DIAMETRICS MEDICAL, INC.
AMENDED AND RESTATED
1993 DIRECTORS’ STOCK OPTION PLAN
(as amended May 23, 2001)

        1.          Purpose of the Plan. The purpose of this Diametrics Medical, Inc. 1993 Directors’ Stock Option Plan is to attract and retain the best available individuals for service as Directors of the Company and provide additional incentive to the Outside Directors of the Company to serve as Directors.

        None of the options granted hereunder shall be “incentive stock options” within the meaning of Section 422 of the Code (as hereinafter defined).

        2.          Definitions. As used herein, the following definitions shall apply:

                     (a)         “Board” shall mean the Board of Directors of the Company.

                     (b)         “Code” shall mean the Internal Revenue Code of 1986, as amended.

                     (c)         “Common Stock” shall mean the Common Stock of the Company.

                     (d)         “Company” shall mean Diametrics Medical, Inc., a Minnesota corporation.

                     (e)         “Continuous Status as a Director” shall mean the absence of any interruption or termination of service as a Director.

                     (f)          “Director” shall mean a member of the Board.

                     (g)         “Employee” shall mean any person, including officers and Directors, employed by the Company or any parent or Subsidiary of the Company. The payment of a Director’s fee by the Company shall not be sufficient in and of itself to constitute “employment” by the Company.

                     (h)         “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

                     (i)          “Option” shall mean a stock option granted pursuant to the Plan.

                     (j)          “Option Value” shall mean, with respect to an option described in Section 4(b)(iv) of the Plan, the value of such option determined on the date of grant using the same methodology as was used by the Company’s independent public accountants to value stock options for the purposes of the Company’s most recent annual audited financial statements.

                     (k)         “Optioned Stock” shall mean the Common Stock subject to an Option.

                    (l)          “Optionee” shall mean an Outside Director who receives an Option.

                    (m)        “Outside Director” shall mean a Director who is not an Employee.

                    (n)         “Parent” shall mean a “parent corporation,” whether now or hereafter existing, as defined in Section 425(e) of the Code.

                    (o)         “Plan” shall mean this 1993 Directors’ Stock Option Plan.

                    (p)         “Shares” shall mean shares of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

                    (q)         “Subsidiary” shall mean a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 425(f) of the Code.

3. Stock Subject to the Plan. Subject to the provisions of Section 10 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 467,500 Shares of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock.

If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. If Shares which were acquired upon exercise of an Option are subsequently repurchased by the Company, such Shares shall not in any event be returned to the Plan and shall not become available for future grant under the Plan.

4. Administration of and Grants of Options under the Plan.

(a) Administrator. Except as otherwise required herein, the Plan shall be administered by the Board.

(b) Procedure for Grants. The provisions set forth in this Section 4(b) shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. All grants of Options hereunder shall be made in accordance with the following provisions:

(i) The Board shall have discretion to grant options to Outside Directors in addition to the Options described in Sections 4(b)(ii), (iii) and (iv) and to determine the number of Shares to be covered by such Options.

(ii) Effective August 14, 1997, each Outside Director shall be automatically granted an Option (an “Initial Grant”) to purchase 18,000 Shares on the date on which such person first becomes a Director, whether through election by the shareholders of the Company or appointment by the Board of Directors to fill a vacancy.

Options granted under this section 4(b)(ii) shall become vested and thereby exercisable with respect to 50% of such Initial Grant on the twelve month anniversary date of such Initial Grant and with respect to 25% at each successive anniversary date; provided, however, an unvested portion of an Initial Grant shall only vest so long as the Outside Director remains a Director on the date such portion vests.

(iii) Effective August 14, 1997, each Outside Director shall automatically receive, on the date of each Annual Meeting of Shareholders, an Option to purchase 8,000 Shares of the Company’s Common Stock, such Option to become exercisable six months subsequent to the date of grant; provided however, that such Option shall only be granted to Outside Directors who have served since the date of the last Annual Meeting of Shareholders and will continue to serve after the date of grant of such Option.

(iv) Each Outside Director may elect, not later than the last day of the Company’s fiscal year, to be granted Options in lieu of the compensation and fees otherwise payable to such Outside Director for the next fiscal year. Such Options shall be granted quarterly on the last day of each fiscal quarter in which such compensation and fees are earned, to be exercisable immediately. The number of Shares covered by each such Option shall be the number determined by dividing the total amount of compensation and fees payable at the end of such quarter by the Option Value of one such Share on the date of grant.

(v) The terms of an Option granted hereunder shall be as follows:

(A) the term of the Option shall be ten (10) years.

(B) the Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Section 8 hereof.

(C) the exercise price per Share shall be 100% of the fair value per Share on the date of grant of the Option.

(D) to the extent necessary to comply with the applicable provisions of Rule 16b-3 promulgated under the Exchange Act (“Rule 16b-3”), no Option will be exercisable until a date more than six months subsequent to the date of the grant of that Option.

(c) Powers of the Board. Subject to the provisions and restrictions of the Plan, the Board shall have the authority, in its discretion: (i) to determine, upon review of relevant information and in accordance with Section 7(b) of the Plan, the fair market value of the Common Stock; (ii) to determine the exercise price per share of Options to be granted, which exercise price shall be determined in accordance with Section 7(a) of the Plan; (iii) to interpret the Plan; (iv) to prescribe, amend and rescind rules and regulations relating to the Plan; (v) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted hereunder; and (vi) to make all other determinations deemed necessary or advisable for the administration of the Plan.

(d) Effect of Board’s Decision. All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

        5.        Eligibility. Options may be granted only to Outside Directors. All Options shall be automatically granted in accordance with the terms set forth in Section 4(b) hereof.

        The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate his directorship at any time.

        6.        Term of Plan. The Plan shall become effective upon the earlier of (i) its adoption by the Board or (ii) its approval by the shareholders of the Company as described in Section 16 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 12 of the Plan.

        7.         Exercise Price and Consideration.

                    (a)         Exercise Price. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be 100% of the fair market value per Share on the date of grant of the Option.

                    (b)         Fair Market Value. The fair market value (“Fair Market Value”) of a Share shall be determined by the Board in its discretion; provided however, that where there is a public market for the Common Stock, the fair market value per Share shall be the closing price of the Common Stock in the over-the-counter market on the date of grant, as reported in The Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation (“NASDAQ”) System) or, in the event the Common Stock is traded on the NASDAQ National Market System or listed on a stock exchange, the fair market value per Share shall be the closing price on such system or exchange on the date of grant of the Option, as reported in The Wall Street Journal.

                    (c)         Form of Consideration. Subject to compliance with applicable provisions of Section 16(b) of the Exchange Act, (or other applicable law), the consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Board and may consist entirely of (i) cash, (ii) check, (iii) other Shares which (X) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six months on the date of surrender, and (Y) have a Fair Market Value on the date of exercise equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (iv) authorization for the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised, (v) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price, (vi) by delivering an irrevocable subscription agreement for the Shares which irrevocably obligates the option holder to take and pay for the Shares not more than twelve months after the date of delivery of the subscription agreement, (vii) any combination of the foregoing methods of payment or (viii) such other consideration and method of payment for the issuance of Shares as may be permitted under applicable laws. In making its determination as to the type of consideration to accept, the Board shall consider whether acceptance of such consideration may be reasonably expected to benefit the Company.

        8.         Exercise of Option.

                    (a)         Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times as are set forth in Section 4(b) hereof; provided however, that no Options shall be exercisable until shareholder approval of the Plan in accordance with Section 16 hereof has been obtained.

        An Option may not be exercised for a fraction of a Share.

        An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 7(c) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 of the Plan.

        Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                    (b)         Termination of Status as a Director. If an Outside Director ceases to serve as a Director, he may, but only within seven (7) months after the date he ceases to be a Director of the Company, exercise his Option to the extent that he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise an Option at the date of such termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

                    (c)         Disability of Optionee. Notwithstanding the provisions of Section 8(b) above, in the event an Optionee is unable to continue his service as a Director with the Company as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Code) he may, but only within seven (7) months from the date of termination, exercise his Option to the extent he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise the Option at the date of termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

                 (d)         Death of Optionee. Notwithstanding the provisions of Section 4(b), in the event of the death of an Optionee:

                        (i)         during the term of the Option who is at the time of his death a Director of the Company and who has been in Continuous Status as a Director since the date of grant of the Option, the Option may be exercised, at any time within seven (7) months following the date of death, by the Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Status as a Director for six (6) months after the date of death; or

                        (ii)         within thirty (30) days after the termination of Continuous Status as a Director, the Option may be exercised, at any time within seven (7) months following the date of death, by the Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

            9.         Non-Transferability of Options. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than (i) by will, (ii) by the laws of descent or distribution, (iii) to members of the Optionee’s immediate family or (iv) to one or more trusts for the benefit of the Optionee or members of his or her immediate family, and the Option may be exercised, during the lifetime of the Optionee, only by the Optionee or a permitted transferee.

            10.       Adjustments Upon Changes in Capitalization, Dissolution or Merger.

                        (a)     In the event that the number of outstanding shares of Common Stock of the Company is changed by a stock dividend, stock split, reverse stock split, combination, reclassification or similar change in the capital structure of the Company without consideration, the number of Shares available under this Plan and the number of Shares subject to outstanding Options and the exercise price per share of such Options shall be proportionately adjusted, subject to any required action by the Board or shareholders of the Company and compliance with applicable securities laws; provided however, that no certificate or scrip representing fractional shares shall be issued upon exercise of any Option and any resulting fractions of a Share shall be ignored. Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.

                        (b)      In the event of a dissolution or liquidation of the Company, a merger in which the Company is not the surviving corporation, a transaction or series of related transactions in which 100% of the then outstanding voting stock is sold or otherwise transferred, or the sale of substantially all of the assets of the Company, any or all outstanding Options shall, notwithstanding any contrary terms of the written agreement governing such Option, accelerate and become exercisable in full at least ten days prior to (and shall expire on) the consummation of such dissolution, liquidation, merger or sale of stock or sale of assets on such conditions as the Board shall determine unless the successor corporation assumes the outstanding Options or substitutes substantially equivalent options.

         11.       Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date determined in accordance with Section 4(b) hereof. Notice of the determination shall be given to each Outside Director to whom an Option is so granted within a reasonable time after the date of such grant.

         12.        Amendment and Termination of the Plan.

                     (a)        Amendment and Termination. The Board may at any time amend, alter, suspend, or discontinue the Plan, but no amendment, alteration, suspension, or discontinuance shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act (or any other applicable law or regulation), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

                     (b)        Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

         13.        Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

         As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

         Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         14.        Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of the Shares available for issuance pursuant to this Plan as shall be sufficient to satisfy the requirements of the Plan.

         15.        Option Agreement. Options shall be evidenced by written option agreements in such form as the Board shall approve.

         16.        Shareholder Approval.

                      (a)       The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months of its adoption by the Board. If such shareholder approval is obtained at a duly held shareholders’ meeting, it may be obtained by the affirmative vote of the holders of a majority of the outstanding shares of the Company present or represented and entitled to vote thereon. If such shareholder approval is obtained by written consent, it may be obtained by the written consent of the holders of a majority of the outstanding shares of the Company.

                     (b)        Any required approval of the shareholders of the Company shall be substantially in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder.

         17.       Information to Optionees. The Company shall provide to each Optionee, during the period for which such Optionee has one or more Options outstanding, copies of all annual reports to shareholders, proxy statements and other information provided to all shareholders of the Company.

Appendix C

DIAMETRICS MEDICAL, INC.
1995 EMPLOYEE STOCK PURCHASE PLAN
(as amended May 23, 2001)

ARTICLE I.   INTRODUCTION

           Section 1.01.   Purpose.   The purpose of the Diametrics Medical, Inc. 1995 Employee Stock Purchase Plan (the "Plan") is to provide employees of Diametrics Medical, Inc., a Minnesota corporation (the "Company"), and certain related corporations with an opportunity to share in the ownership of the Company by providing them with a convenient means for regular and systematic purchases of the Company's Common Stock, par value $.01 per share, and, thus, to develop a stronger incentive to work for the continued success of the Company.

           Section 1.02.   Rules of Interpretation.   It is intended that the Plan be an "employee stock purchase plan" as defined in Section 423(b) of the Internal Revenue Code of 1986, as amended (the "Code"), and Treasury Regulations promulgated thereunder. Accordingly, the Plan shall be interpreted and administered in a manner consistent therewith if so approved. All Participants in the Plan will have the same rights and privileges consistent with the provisions of the Plan.

           Section 1.03.   Definitions.   For purposes of the Plan, the following terms will have the meanings set forth below:

                (a)         "Acceleration Date" means the earlier of the date of shareholder approval or approval by the Company's Board of Directors of (i) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of Company Common Stock would be converted into cash, securities or other property, other than a merger of the Company in which shareholders of the Company immediately prior to the merger have the same proportionate ownership of stock in the surviving corporation immediately after the merger; (ii) any sale, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company; or (iii) any plan of liquidation or dissolution of the Company.

                (b)         "Affiliate" means any subsidiary corporation of the Company, as defined in Section 424(f) of the Code, whether now or hereafter acquired or established.

                (c)         "Committee" means the committee described in Section 10.01.

                (d)         "Company" means Diametrics Medical, Inc., a Minnesota corporation, and its successors by merger or consolidation as contemplated by Article XI herein.

                (e)         "Current Compensation" means all regular base wage or salary payments paid by the Company to a Participant in accordance with the terms of his or her employment, but excluding annual bonus payments and all other forms of special compensation.

                (f)         "Fair Market Value" as of a given date means such value of the Common Stock as reasonably determined by the Committee, but shall not be less than (i) the closing price of the Common Stock as reported for composite transactions if the Common Stock is then traded on a national securities exchange, (ii) the last sale price if the Common Stock is then quoted on the NASDAQ National Market System, or (iii) the average of the closing representative bid and asked prices of the Common Stock as reported on NASDAQ on the date as of which the fair market value is being determined. If on a given date the Common Stock are not traded on an established securities market, the Committee shall make a good faith attempt to satisfy the requirements of this Section 1.03 and in connection therewith shall take such action as it deems necessary or advisable.

                (g)         "Full-Time Employee" means an employee of the Company or a Participating Affiliate as of the first day of a Purchase Period who has worked for the company for at least 90 days, including an officer or director who is also an employee, but excluding an employee whose customary employment is less than 20 hours per week, provided, however, that for the initial Purchase Period, all employees whose customary employment exceeds 20 hours per week shall be eligible to participate regardless of the number of days they have been employed by the Company.

                (h)         "Participant" means a Full-Time Employee who is eligible to participate in the Plan under Section 2.01 and who has elected to participate in the Plan.

                (i)          "Participating Affiliate" means an Affiliate which has been designated by the Committee in advance of the Purchase Period in question as a corporation whose eligible Full-Time Employees may participate in the Plan.

                (j)          "Plan" means the Diametrics Medical, Inc. 1995 Employee Stock Purchase Plan, as amended, the provisions of which are set forth herein.

                (k)         "Purchase Period" means the approximate 3-month periods beginning on the first business day in January, April, July and October of each year and ending on the last business day in the following March, June, September and December, respectively; provided that the initial Purchase Period will commence on July 3, 1995 and will terminate on September 29, 1995.

                (l)         "Common Stock" means the Company's Common Stock, $.01 par value, as such stock may be adjusted for changes in the Company as contemplated by Article XI herein.

                (m)        "Stock Purchase Account" means the account maintained on the books and records of the Company recording the amount received from each Participant through payroll deductions made under the Plan.

ARTICLE II.   ELIGIBILITY AND PARTICIPATION

           Section 2.01.   Eligible Employees.   All Full-Time Employees shall be eligible to participate in the plan beginning on the first day of the first Purchase Period to commence after such person becomes a Full-Time Employee. Subject to the provisions of Article VI, each such employee will continue to be eligible to participate in the Plan so long as he or she remains a Full-Time Employee.

           Section 2.02.   Election to Participate.   An eligible Full-Time Employee may elect to participate in the Plan for a given Purchase Period by filing with the Company, in advance of that Purchase Period and in accordance with such terms and conditions as the Committee in its sole discretion may impose, a form provided by the Company for such purpose which authorizes regular payroll deductions from Current Compensation beginning with the first payday in that Purchase Period and continuing until the employee withdraws from the Plan or ceases to be eligible to participate in the Plan.

           Section 2.03.   Limits on Stock Purchase.   No employee shall be granted any right to purchase Common Stock hereunder if such employee, immediately after such right to purchase is granted, would own, directly or indirectly, within the meaning of Section 423(b)(3) and Section 424(d) of the Code, Common Stock possessing 5% or more of the total combined voting power or value of all the classes of the capital stock of the Company or all Affiliates.

           Section 2.04.   Voluntary Participation.    Participation in the Plan on the part of a Participant is voluntary and such participation is not a condition of employment nor does participation in the Plan entitle a Participant to be retained as an employee.

ARTICLE III. PAYROLL DEDUCTIONS, COMPANY
CONTRIBUTIONS AND STOCK PURCHASE ACCOUNT

           Section 3.01.   Deduction from Pay.   The form described in Section 2.02 will permit a Participant to elect payroll deductions of any multiple of 1% but not less than 1% or more than 10% of such Participant's Current Compensation for each pay period, subject to such other limitations as the Committee in its sole discretion may impose. A Participant may cease making payroll deductions at any time, subject to such limitations as the Committee in its sole discretion may impose.

           Section 3.02.   Credit to Account.   Payroll deductions will be credited to the Participant's Stock Purchase Account on each payday, and Company contributions will be credited to the Participant's Stock Purchase Account on the last business day of the Purchase Period at the time of and in connection with the purchase of shares of Common Stock in accordance with Article IV and V hereof.

           Section 3.03.   Interest.  No interest will be paid upon payroll deductions, Company contributions or on any amount credited to, or on deposit in, a Participant's Stock Purchase Account.

           Section 3.04.   Nature of Account.   The Stock Purchase Account is established solely for accounting purposes, and all amounts credited to the Stock Purchase Account will remain part of the general assets of the Company or the Participating Affiliate (as the case may be).

           Section 3.05.   No Additional Contributions.   A Participant may not make any payment into the Stock Purchase Account other than the payroll deductions made pursuant to the Plan.

ARTICLE IV.   RIGHT TO PURCHASE SHARES

           Section 4.01.   Number of Shares.   Each Participant will have the right to purchase on the last business day of the Purchase Period all, but not less than all, of the largest number of whole shares of Common Stock that can be purchased at the price specified in Section 4.02 with the entire credit balance in the Participant's Stock Purchase Account, subject to the limitations that (a) no more than 2,000 shares of Common Stock may be purchased under the Plan by any one Participant for a given Purchase Period and (b) in accordance with Section 423 (b)(8) of the Code, no more than $25,000 in Fair Market Value (determined at the beginning of each Purchase Period) of Common Stock and other stock may be purchased under the Plan and all other employee stock purchase plans (if any) of the Company and the Affiliates by any one Participant for any calendar year. If the purchases for all Participants would otherwise cause the aggregate number of shares of Common Stock to be sold under the Plan to exceed the number specified in Section 10.03, each Participant shall be allocated a pro rata portion of the Common Stock to be sold.

           Section 4.02.   Purchase Price.   The purchase price for any Purchase Period shall be the lesser of (a) 85% of the Fair Market Value of the Common Stock on the first business day of that Purchase Period or (b) 85% of the Fair Market Value of the Common Stock on the last business day of that Purchase Period, in each case rounded up to the next higher full cent.

ARTICLE V.   EXERCISE OF RIGHT

           Section 5.01.   Purchase of Stock.   On the last business day of a Purchase Period, the entire credit balance in each Participant's Stock Purchase Account will be used to purchase the largest number of whole shares of Common Stock purchasable with such amount (subject to the limitations of Section 4.01), unless the Participant has filed with the Company, in advance of that date and subject to such terms and conditions as the Committee in its sole discretion may impose, a form provided by the Company which requests the distribution of the entire credit balance in cash.

          Section 5.02.   Cash Contributions.   Any amount remaining in a Participant's Stock Purchase Account after the last business day of a Purchase Period will be paid to the Participant in cash within 30 days after the end of that Purchase Period.

          Section 5.03.   Notice of Acceleration Date.   The Company shall use its best efforts to notify each Participant in writing at least ten days prior to any Acceleration Date that the then current Purchase Period will end on such Acceleration Date.

ARTICLE VI.   WITHDRAWAL FROM PLAN: SALE OF STOCK

          Section 6.01.   Voluntary Withdrawal.   A Participant may, in accordance with such terms and conditions as the Committee in its sole discretion may impose, withdraw from the Plan and cease making a payroll deductions by filing with the Company a form provided for this purpose. In such event, the entire credit balance in the Participant's Stock Purchase Account will be paid to the Participant in cash within 30 days. A Participant who withdraws from the Plan will not be eligible to reenter the Plan until the beginning of the next Purchase Period following the date of such withdrawal.

          Section 6.02.   Death.   Subject to such terms and conditions as the Committee in its sole discretion may impose, upon the death of a Participant, no further amounts shall be credited to the Participant's Stock Purchase Account. Thereafter, on the last business day of the Purchase Period during which such Participant's death occurred and in accordance with Section 5.01, the entire credit balance in such Participant's Stock Purchase Account will be used to purchase Common Stock, unless such Participant's estate has filed with the Company, in advance of that day and subject to such terms and conditions as the Committee in its sole discretion may impose, a form provided by the Company which elects to have the entire credit balance in such Participant's Stock Account distributed in cash within 30 days after the end of that Purchase Period or at such earlier time as the Committee in its sole discretion may decide. Each Participant, however, may designate one or more beneficiaries who, upon death, are to receive the Common Stock or the amount that otherwise would have been distributed or paid to the Participant's estate and may change or revoke any such designation form time to time. No such designation, change or revocation will be effective unless made by the Participant in writing and filed with the Company during the Participant's lifetime. Unless the Participant has otherwise specified the beneficiary designation, the beneficiary or beneficiaries so designated will become fixed as of the date of the death of the Participant so that, if a beneficiary survives the Participant but dies before the receipt of the payment due such beneficiary, the payment will be made to such beneficiary's estate.

          Section 6.03.   Termination of Employment.   Subject such terms and conditions as the Committee in its sole discretion may impose, upon a Participant's normal or early retirement with the consent of the Company under any pension or retirement plan of the Company or Participating Affiliate, no further amounts shall be credited to the Participant's Stock Purchase Account. Thereafter, on the last business day of the Purchase Period during which such Participant's approved retirement occurred and in accordance with Section 5.01, the entire credit balance in such Participant's Stock Purchase Account will be used to purchase Common Stock, unless such Participant has filed with Company, in advance of that day and subject to such terms and conditions as the committee in its sole discretion may impose, a form provided by the Company which elects to receive the entire credit balance in such Participant's Stock Purchase Account in cash within 30 days after the end of that Purchase Period, provided that such Participant shall have no right to purchase Common Stock in the event that the last day of such a Purchase Period occurs more than three months following the termination of such Participates employment with Company by reason of such an approved retirement. In the event of any other termination of employment (other than death) with the Company or a participating Affiliate, participation the Plan will cease on the date the Participant ceases to be a Full-Time Employee for any reason. In such event, the entire credit balance in such Participant's Stock Purchase Account will be paid to the Participant in cash within 30 days. For purposes of this Section 6.03, a transfer of employment to any Affiliate, or a leave of absence which has been approved by the Committee, will not be deemed a termination of employment as a Full-Time Employee.

ARTICLE VII.   NON-TRANSFERABILITY

          Section 7.01.   Nontransferable Right to Purchase.   The right to purchase Common Stock hereunder may not be assigned, transferred, pledged or hypothecated (whether by operation of law or otherwise), except as provided in Section 6.02, and will not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition or levy of attachment or similar process upon the right to purchase will be null and void and without effect.

          Section 7.02.   Nontransferable Account.   as provided in Section 6.02, the amounts credited to a Stock Purchase Account may not be assigned, transferred, pledged or hypothecated in any way, and any attempted assignment, transfer, pledge, hypothecation or other disposition of such amounts will be null and void and without effect.

ARTICLE VIII.   STOCK CERTIFICATES

          Section 8.01.   Delivery.   Promptly after the last day of each Purchase Period and subject to such terms and conditions as the Committee in its sole discretion may impose, the Company will cause to be delivered to or for the benefit of the Participant a certificate representing the Common Stock purchased on the last business day of such Purchase Period.

          Section 8.02.   Securities Laws.   The Company shall not be required to issue or deliver any certificate representing Common Stock prior to registration under the Securities Act of 1933, as amended, or registration or qualification under any state law if such registrations required. The Company shall use its best efforts to accomplish such registration (if and to the extent required) not later than a reasonable time following the Purchase Period, and delivery of certificates may be deferred until such registration is accomplished.

          Section 8.03.   Completion of Purchase.   A Participant shall have no interest in the Common Stock purchased until a certificate representing the same is issued to or for the benefit of the Participant.

          Section 8.04.   Form of Ownership.   The certificates representing Common Stock issued under the Plan will be registered in the name of the Participant or jointly in the name of the Participant and another person, as the Participant may direct on a form provided by the Company.

ARTICLE IX.   EFFECTIVE DATE AMENDMENT AND TERMINATION OF PLAN

          Section 9.01.   Effective Date.   The Plan was approved by the Board of Directors of the Company on April 19, 1995, and will be approved by the shareholders within 12 months of such date.

          Section 9.02.   Plan Commencement.   The initial Purchase Period under the Plan will commence on July 3, 1995. Thereafter each succeeding Purchase Period will commence and terminate in accordance with Section 1.03(k).

          Section 9.03.   Powers of Board.   The Board of Directors may amend or discontinue the Plan at any time. No amendment or discontinuation of the Plan, however, shall without shareholder approval be made that (i) absent such shareholder approval, would cause Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Act") to become unavailable with respect to the Plan, (ii) requires shareholder approval under any rules or regulations of the National Association of Securities Dealers, Inc. or any securities exchange that are applicable to the Company, or (iii) permit the issuance of Common Stock before payment therefor in full.

          Section 9.04.   Automatic Termination.   The Plan shall automatically terminate when all of the shares of Common Stock provided for in Section 10.03 have been sold.

ARTICLE X.   ADMINISTRATION

          Section 10.01.     The Committee.   The Plan shall be administered by a committee (the "Committee") of two or more directors of the none of whom shall be officers or employees of the Company and all of whom shall be "disinterested persons" with respect to the Plan within the meaning of Rule 16b-3 under the Act. The members of the committee shall be appointed by and serve at the pleasure of the Board of Directors.

          Section 10.02.     Powers of Committee.   Subject to the provisions of the Plan, the Committee shall have full authority to administer the plan, including authority to interpret and construe any provision of the Plan, to establish deadlines by which the various administrative forms must be received in order to be effective, and to adopt such other rules and regulations for administrating the Plan as it may deem appropriate. The Committee shall have full and complete authority to determine whether all or any part of the Common Stock acquired pursuant to the Plan shall be subject to restriction on the transferability thereof or any other restrictions affecting in any manner a Participant's rights with respect thereto but any such restrictions shall be contained in the form by which a Participant elects to participate in the Plan pursuant to Section 2.02. Decisions of the Committee will be final and binding on all parties who have an interest in the Plan.

           Section  10.03.   Stock to be Sold.   The Common Stock to be issued and sold under the Plan may be treasury shares or authorized but unissued shares, or the Company may purchase Common Stock in the market for sale under the Plan. Except as provided in Section 11.01, the aggregate number of shares of Common Stock to be sold under the Plan will not exceed 400,000 shares.

           Section 10.04.   Notices.   Notices to the Committee should be addressed as follows:

Compensation Committee

Diametrics Medical, Inc.

2658 Patton Road

Roseville, Minnesota 55113

ARTICLE XI.   ADJUSTMENT FOR CHANGES IN STOCK OR COMPANY

           Section 11.01.   Stock dividend or Reclassification.   If the outstanding shares of Common Stock are increased, decreased, changed into or exchanged for a different number or kind of securities of the Company, or shares of a different par value or without par value, through reorganization, recapitalization, reclassification, stock dividend, stock split, amendment to the Company's certificate of Incorporation, reverse stock split or otherwise, and appropriate adjustment shall be made in the maximum numbers and kind of securities to be purchased under the Plan with a corresponding adjustment in the purchase price to be paid therefor.

           Section 11.02.   Merger or Consolidation.   If the Company is merged into or consolidated with one or more corporations during the term of the Plan, appropriate adjustments will be made to give effect thereto on an equitable basis in terms of issuance of shares of the corporation surviving the merger or of the consolidated corporation, as the case may be.

ARTICLE XII. APPLICABLE LAW

Rights to purchase Common Stock granted under the Plan shall be construed and shall take effect in accordance with the laws of the State of Minnesota.

DIAMETRICS MEDICAL, INC.
2658 Patton Road
Roseville, Minnesota 55113

Annual Meeting of Shareholders May 23, 2001
This Proxy is Solicited on Behalf of the Board of Directors

     The undersigned appoints David T. Giddings and Laurence L. Betterley, and each of them, with power to act without the other and with all the right of substitution in each, the proxies of the undersigned to vote all shares of Diametrics Medical, Inc. (the "Company") held by the undersigned on April 4, 2001, at the Annual Meeting of Shareholders of the Company to be held on Wednesday, May 23, 2001 at 3:30 p.m., at the Minneapolis Marriott City Center, 30 South Seventh Street, Minneapolis, Minnesota, and at all adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

     Receipt of Notice of Annual Meeting of Shareholders and Proxy Statement is acknowledged by your execution of this proxy. Complete, sign, date and return the proxy in the addressed envelope -- no postage required. Please mail promptly to save further solicitation expenses.

(To be Signed on Reverse Side)

     Please date, sign and mail your
proxy card back as soon as possible!

Annual Meeting of Shareholders
DIAMETRICS MEDICAL, INC.

May 23, 2001

ê Please Detach and Mail in the Envelope Providedê

☒	Please mark your votes as in this example

		FOR all nominees (except as marked to the contrary below)	WITHHOLD AUTHORITY to vote for all nominees

(1)	Election of Directors:	☐	☐	Nominees:	Gerald L. Cohn Carl S. Goldfischer, M.D Mark B. Knudson, Ph. D.

To withhold authority to vote for a specific nominee, place a line through such nominee's name at right.

(2)	Approval of amendment to the Company’s Amended and Restated Articles of Incorporation to increase the number of authorized shares.

	FOR ☐	AGAINST ☐	ABSTAIN ☐

(3)	Approval of amendment to the Company’s 1990 Stock Option Plan to increase the number of authorized shares.
	FOR ☐	AGAINST ☐	ABSTAIN ☐

(4)	Approval of amendment to the Company’s 1993 Directors’ Stock Option Plan to increase the number of authorized shares.

	FOR ☐	AGAINST ☐	ABSTAIN ☐

(5)	Approval of amendment to the Company’s 1995 Employee Stock Purchase Plan to increase the number of authorized shares.
	FOR ☐	AGAINST ☐	ABSTAIN ☐
(6)	To vote with discretionary authority on such other matters as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS PROVIDED BY THE UNDERSIGNED SHAREHOLDER, THE PROXY WILL BE VOTED "FOR" ITEMS 1 THROUGH 5 LISTED HEREIN, ON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTEREST OF THE COMPANY.

SIGNATURE(S) ______________________________   _________________________________   Dated  ______________  , 2001
INSTRUCTIONS: When shares are held by joint tenants, all joint tenants should sign. When signing as attorney, executor, administrator, custodian or guardian, please give full title as such. If shares are held by a corporation, this proxy should be signed in full corporate name by its president or other authorized officer. If a partnership holds the shares subject to this proxy, an authorized person should sign in the name of such partnership.